John Hancock Funds

                             World
                           Bond Fund

                         ANNUAL REPORT

                       October 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND JANET L. CLAY,
CO-PORTFOLIO MANAGERS

John Hancock
World Bond Fund

Emerging markets' extended rallies outpace U.S., Europe

In July 1996, the Fund's trustees approved a name change for the Fund. The Fund, formerly called John Hancock Global Income Fund, is now John Hancock World Bond Fund.

At the start of the Fund's fiscal year in November 1995, conditions favored global bond markets. Generally speaking, worldwide economic growth was moderate, inflation was low and interest rates were falling. During the fourth quarter of 1995 and early 1996, most market participants expected those positive trends to continue throughout this year. But to the surprise of many, the U.S. bond market became hampered by indications that economic growth was stronger than expected and fears that the growth could ignite inflation. In response, U.S. bond yields rose and bond prices fell in a downturn that lasted from early February through the end of the summer. The market reversed itself in the fall and staged a significant rebound after further signs that the economy was slowing.

Overseas, things were much different. Initially, the U.S. bond market's trouble reverberated in Europe. But later, European bonds shrugged off the U.S.'s worries and generally continued to perform well, as interest rates on the continent resumed their downward trend. Meanwhile, investors hungry for higher yields than those offered by bonds from developed G-7 countries continued to flock to emerging markets, bidding many emerging market bonds higher.

A 2 1/4"  x 3 1/2" photo of fund management team at bottom right.
Caption reads: Anthony Goodchild, Janet Clay and Lawrence Daly, Co-Portfolio Managers."

U.S. bond
prices fell
during a
spring and
summer
downturn.



Pie Chart with the heading "Portfolio Diversification" at top left hand column. The chart is divided into five sections. Going from top right to left (clockwise): North America 24%; Latin America 20%; Australia 1%; Short-Term Investments & Other 5%; Europe 50%. Footnote below states "As a percentage of net assets on October 31, 1996."


John Hancock World Bond Fund's Class A and Class B shares had total returns of 5.48% and 4.78%, respectively, at net asset value, for the year ended October 31, 1996. The average global income fund rose 12.35% over the same period, according to Lipper Analytical Services1, and the J.P. Morgan Global Government Index returned 6.10%. Please see pages six and seven for longer-term performance information.

"...emerging
markets were
the best
performing
category..."

Performance overview

Many of the funds in the global income category have large investments in emerging market bonds, many of which performed extremely well over the last year. Because we were prohibited from investing in emerging markets until a policy change in July, our relative underperformance was disappointing, but expected. It's also why we have provided the J.P. Morgan index as perhaps a more useful comparison this time. Going forward, we hope to deliver more competitive results with a more level playing field.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Emerging markets followed by an up arrow and the phrase "Strong investor demand rally." The second listing is Spain, Italy, Sweden followed by an up arrow and the phrase "Falling yields, rising bond prices." The third listing is Long-term U.S. bonds followed by a down arrow and the phrase "Gyrating interest rates." Footnote below reads:
"See Schedule of Investments. Investment holdings are subject to change."

Emerging markets were the best performing category during the past year, as evidenced by the Salomon Brothers Brady Bond Index which was up 39.9% from a year ago. Their rise was in response to most emerging countries' improving their fiscal policies. What's more, their high yields made them popular with investors. We'll discuss in more detail later how we took advantage of a new investment policy which now allows us to invest up to 35% of assets in emerging market debt.

Additionally, early in 1996, the Fund's performance suffered because it had an above-average duration, at about 5.21 years, when the U.S. market declined. Duration measures how much a bond's price will vary with changes in interest rates; the longer the duration, the more the bond's price will rise or fall with interest rate movements. We moved to a more neutral duration late in the first quarter, giving us a more conservative stance. In late summer, we lengthened our duration once again, allowing the Fund to participate more fully in the recent global bond market rally.

Strategic overview

By the end of the period, we had increased our emerging-market holdings to roughly 20% after the new investment policy was approved. In doing so, we were able to increase the Fund's yield by approximately two percentage points. While their progress may be bumpy at times, we believe the long-term trends for these countries are promising, favoring steadier economic growth, greater fiscal responsibility and lower inflation. Our emerging-market holdings are heavily weighted toward dollar-denominated government debt from Mexico, Brazil, Argentina and Venezuela.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 5.48% total return for the John Hancock Global Income Fund: Class A. The second represents the 4.78% total return for John Hancock Global Income Fund: Class B. The third represents the 12.35% total return for the average general world income fund. A footnote below reads: "Total returns for John Hancock Global Income Fund are at net asset value with all distributions reinvested. The average general world income fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information."

In order to balance our holdings in lower-quality, emerging-market bonds, we continued to emphasize high-quality bonds, including those issued in the U.S. and Europe. However, overall we reduced our stake in U.S. bonds from 33% of net assets six months ago to 23% at the end of October. In their place, we added higher-yielding bonds from the "peripheral" European countries of Italy, Spain and Sweden.

The Fund's largest European holdings were in longer-term German bonds. While German bonds posted gains during the period, they generally lagged other European markets due to concerns about the European Monetary Union (EMU). Our U.K. holdings performed well as the pound sterling strengthened against the U.S. dollar. So-called "peripheral" countries were Europe's strongest performers throughout the year and were a boost to the Fund's performance. In order to qualify for inclusion into the EMU, these countries have been forced to cut interest rates, bring down budget deficits, and get inflation under control, actions that proved to be beneficial for their bond markets.

Outlook

As was the case six months ago, inflation is the key variable as we look toward the future. At this point, our outlook calls for continued slow, but steady economic growth and low inflation. Granted, the U.S. economy is still sending off mixed signals. While oil prices have risen and there have been spurts of tremendous job growth, wages have remained relatively flat while housing and retail sales are weak. As you read this, the U.S. presidential election is behind us and there seems to be a notable shift in market sentiment, with a developing consensus that interest rates can come down from current levels. From a more global perspective, things look even better. Inflation is lower in Europe than in the U.S. Along with tight fiscal policies, this augurs well for continued low or declining interest rates in those markets. And while emerging markets may experience short-term setbacks, the trend is clearly toward more integration between the developed and developing economies. We believe that converging worldwide interest rates -- the theme that has been driving the markets for the past few years -
- will continue to prevail, due to improving credit qualities, enhanced global liquidity and structural changes in the global economy. That bodes well for world bond investors.

"...our
outlook calls
for continued
slow, but
steady
economic
growth
and low
inflation."

--------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as currency risks, political risks and differences in accounting standards and financial reporting. See prospectus for additional information.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock World Bond Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                             ONE        FIVE     LIFE OF
                            YEAR       YEARS        FUND
                         ---------   ---------   ----------
John Hancock World
Bond Fund: Class A         0.89%        N/A        16.95%(1)
John Hancock World
Bond Fund: Class B        (0.12%)     22.05%      124.34%(2)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996


                             ONE        FIVE     LIFE OF
                            YEAR       YEARS        FUND
                         ---------   ---------   ----------
John Hancock World
Bond Fund: Class A         0.89%        N/A        3.36%(1)
John Hancock World
Bond Fund: Class B        (0.12%)      4.07%       8.61%(2)


YIELDS

As of October 31, 1996
                                        SEC 30-DAY
                                           YIELD
                                      ------------

John Hancock World
Bond Fund: Class A                         5.72%
John Hancock World
Bond Fund: Class B                         5.35%

Notes to Performance

(1) Class A shares commenced on January 3, 1992.

(2) Class B shares commenced on December 17, 1986.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock World Bond Fund would be worth on October 31, 1996, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index -- an unmanaged index that provides a benchmark bond market performance on a worldwide basis.

World Bond Fund
Class A shares

Line chart with the heading World Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $15,015 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on January 3, 1992, before sales charge, and is equal to $12,433 as of October 31, 1996. The third line represents the World Bond Fund, after sales charge, and is equal to $11,871 as of October 31, 1996.


World Bond Fund
Class B shares

Line chart with the heading World Bond Fund Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $25,561 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on December 31, 1991, before sales charge, and is equal to $22,760 as of October 31, 1996.

* No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

John Hancock Funds - World Bond Fund



The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1996
------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $68,835,531)                                   $  70,122,135
Joint repurchase agreement (cost - $1,250,000)                   1,250,000
                                                             -------------
                                                                71,372,135
Cash                                                                   404
Receivable for forward foreign currency exchange
contracts sold - Note A                                             16,888
Receivable for closed forward foreign currency
exchange contracts - Note A                                         60,673
Interest receivable                                              2,400,257
Other assets                                                         8,855
                                                             -------------
Total Assets                                                    73,859,212
--------------------------------------------------------------------------
Liabilities:
Dividend payable                                                    11,591
Payable for shares repurchased                                       1,442
Payable foreign withholding tax                                     31,128
Payable for forward foreign currency exchange
contracts bought - Note A                                          194,724
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                             71,740
Accounts payable and accrued expenses                              114,495
                                                             -------------
Total Liabilities                                                  425,120
--------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                 74,098,183
Accumulated net realized loss on investments, options,
foreign currency transactions and financial
futures contracts                                           (    1,672,124)
Net unrealized appreciation of investments and
foreign currency transactions                                    1,111,574
Distributions in excess of net investment income            (      103,541)
                                                             -------------
Net Assets                                                   $  73,434,092
==========================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par
value, respectively)
Class A - $27,537,484/2,967,969                               $       9.28
==========================================================================
Class B - $45,896,608/4,946,667                               $       9.28
==========================================================================
Maximum Offering Price Per Share *
Class A  - ($9.28 x 104.71%)                                  $       9.72
==========================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
------------------------------------------------------------------------
Investment Income:
Interest (net of foreign withholding tax of $60,036)        $  6,127,532
                                                            ------------
Expenses:
Investment management fee - Note B                               645,661
Distribution/service fee - Note B
Class A                                                           93,941
Class B                                                          530,756
Transfer agent fee - Note B                                      216,466
Custodian fee                                                     86,948
Auditing fee                                                      79,071
Registration and filing fees                                      27,495
Printing                                                          18,605
Trustees' fees                                                    14,950
Financial services fee - Note B                                    4,879
Legal                                                              4,273
Miscellaneous                                                      3,188
                                                            ------------
Total Expenses                                                 1,726,233
------------------------------------------------------------------------
Net Investment Income                                          4,401,299
------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Transactions, and Financial
Futures Contracts:
Net realized gain on investments sold                          2,865,380
Net realized loss on foreign currency transactions          (  1,456,145)
Net realized loss on financial futures contracts            (    108,401)
Change in net unrealized appreciation/depreciation
of investments                                              (  1,616,953)
Change in net unrealized appreciation/depreciation
of foreign currency transactions                            (    130,834)
                                                            ------------
Net Realized and Unrealized Loss
on Investments, Foreign Currency
Transactions and Financial
Futures Contracts                                           (    446,953)
------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                    $ 3,954,346
========================================================================

See notes to financial statements.





Statement of Changes in Net Assets
----------------------------------------------------------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                                      ----------------------------
                                                          1995             1996
                                                      ----------        ----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                               $  6,833,813      $  4,401,299
Net realized gain (loss) on investments
sold, foreign currency transactions,
and financial futures contracts                    (   2,207,059)        1,300,834
Change in net unrealized appreciation/
depreciation of investments and foreign
currency transactions                                  7,872,215     (   1,747,787)
                                                    ------------      ------------
Net Increase in Net Assets
Resulting from Operations                             12,498,969         3,954,346
                                                    ------------      ------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.5914 and $0.5025
per share, respectively)                           (   1,232,555)    (   1,702,011)
Class B - ($0.5322 and $0.4418
per share, respectively)                           (   5,493,085)    (   2,613,385)
Distributions from capital paid-in
Class A - ($0.0095 and $0.0100
per share, respectively)                           (      19,824)    (      33,881)
Class B - ($0.0086 and $0.0088
per share, respectively)                           (      88,349)    (      52,022)
                                                    ------------      ------------
Total Distributions to Shareholders                (   6,833,813)    (   4,401,299)
                                                    ------------      ------------
From Fund Share Transactions - Net*:               (  28,335,863)    (  27,053,357)
                                                    ------------      ------------
Net Assets:
Beginning of period                                  123,605,109       100,934,402
                                                    ------------      ------------
End of period (including distributions
in excess of net investment income of
$1,346,894 and $103,541, respectively)              $100,934,402      $ 73,434,092
                                                    ============      ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:

                                                                 YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------
                                                              1995                           1996
                                                 ----------------------------     -------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                 ------------      ----------     ---------       ---------
CLASS A
Shares sold                                         3,261,257     $29,997,448       163,813     $ 1,508,925
Shares issued to shareholders in reinvestment
of distributions                                       82,340         752,217       107,472         990,433
                                                    ---------     -----------     ---------     -----------
                                                    3,343,597      30,749,665       271,285       2,499,358
Less shares repurchased                            (  556,804)   (  5,095,717)  ( 1,101,077)   ( 10,123,045)
                                                    ---------     -----------     ---------     -----------
Net increase (decrease)                             2,786,793     $25,653,948   (   829,792)   ($ 7,623,687)
                                                    =========     ===========     =========     ===========
CLASS B
Shares sold                                           304,724     $ 2,763,541       237,253     $ 2,212,528
Shares issued to shareholders in reinvestment
of distributions                                      306,687       2,775,841       132,781       1,224,626
                                                    ---------     -----------     ---------     -----------
                                                      611,411       5,539,382       370,034       3,437,154
Less shares repurchased                            (6,520,105)   ( 59,529,193)  ( 2,474,099)   ( 22,866,824)
                                                    ---------     -----------     ---------     -----------
Net decrease                                       (5,908,694)   ($53,989,811)  ( 2,104,065)   ($19,429,670)
                                                    =========     ===========     =========     ===========

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------------------
                                            1992(1)      1993        1994          1995         1996
                                           -------     -------     --------      -------      -------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period      $ 10.57      $  9.76     $ 9.62        $  8.85      $   9.30
                                          -------      -------     ------        -------      --------
Net Investment Income                        0.64         0.76       0.64(3)        0.57(3)       0.51(3)
Net Realized and Unrealized Gain (Loss)
on Investments, Options,
Financial Futures Contracts and Foreign
Currency Transactions                    (   0.74)    (   0.10)   (  0.78)          0.48      (   0.02)
                                          -------      -------     ------        -------      --------
Total from Investment Operations         (   0.10)        0.66    (  0.14)          1.05          0.49
                                          -------      -------     ------        -------      --------
Less Distributions:
Dividends from Net Investment Income     (   0.71)    (   0.38)   (  0.11)      (   0.59)     (   0.50)
Distributions in Excess
of Net Investment Income                       --     (   0.04)        --             --           --
Distributions from Capital Paid-In             --     (   0.38)   (  0.52)      (   0.01)    (   0.01)
                                          -------      -------     ------        -------      --------
Total Distributions                      (   0.71)    (   0.80)   (  0.63)      (   0.60)     (   0.51)
                                          -------      -------     ------        -------      --------
Net Asset Value, End of Period            $  9.76      $  9.62     $ 8.85        $  9.30      $   9.28
                                          =======      =======     ======        =======      ========
Total Investment Return
at Net Asset Value(2)                    (   0.88%)(4)    7.14%   (  1.30%)        12.25%         5.48%
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                           $12,880      $12,882     $8,949        $35,334       $27,537
Ratio of Expenses to Average
Net Assets                                   1.41%(5)     1.46%      1.59%          1.48%         1.58%
Ratio of Net Investment Income
to Average Net Assets                        7.64%(5)     7.89%      7.00%          6.43%         5.54%
Portfolio Turnover Rate                       476%         363%       174%           263%          214%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------------------
                                            1992         1993       1994           1995         1996
                                           -------     -------     --------      -------      -------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period     $  10.44     $   9.74     $   9.62      $  8.85       $  9.30
                                         --------     --------     --------      -------       -------
Net Investment Income                        0.78         0.72         0.59(3)      0.55(3)       0.45(3)
Net Realized and Unrealized Gain (Loss)
on Investments, Options, Financial
Futures Contracts and Foreign
Currency Transactions                   (    0.59)   (    0.09)   (    0.78)        0.44      (   0.02)
                                         --------     --------     --------      -------       -------
Total from Investment Operations             0.19         0.63    (    0.19)        0.99          0.43
                                         --------     --------     --------      -------       -------
Less Distributions:
Dividends from Net Investment Income    (    0.89)   (    0.33)   (    0.06)    (   0.53)     (   0.44)
Distributions from Net Realized
Gain on Investments                            --           --           --           --            --
Distributions in Excess of Net
Investment Income                              --    (    0.04)          --           --            --
Distributions from Capital Paid-In             --    (    0.38)   (    0.52)    (   0.01)     (   0.01)
                                         --------     --------     --------      -------       -------
Total Distributions                     (    0.89)   (    0.75)   (    0.58)    (   0.54)     (   0.45)
                                         --------     --------     --------      -------       -------
Net Asset Value, End of Period           $   9.74     $   9.62     $   8.85      $  9.30       $  9.28
                                         ========     ========     ========      =======       =======
Total Investment Return
at Net Asset Value(2)                        1.72%        6.77%    (   1.88%)      11.51%         4.78%
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                          $199,102     $197,166     $114,656      $65,600       $45,897
Ratio of Expenses to Average
Net Assets                                   1.91%        1.91%        2.17%        2.16%         2.25%
Ratio of Net Investment Income
to Average Net Assets                        7.59%        7.45%        6.41%        6.03%         4.87%
Portfolio Turnover Rate                       476%         363%         174%         263%          214%

(1) Class A shares commenced operations on January 3, 1992.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Based on the average of the shares outstanding at the end of each month.

(4) Not annualized.

(5) Annualized.

See notes to financial statements.





The Schedule of Investments is a complete list of all securities owned by World Bond Fund on
October 31, 1996. It's divided into two main categories: bonds, and short-term investments.
The bonds are further broken down by currency denomination.

                                                                    PAR  VALUE
                                                      INTEREST        (000'S          MARKET
ISSUER, DESCRIPTION                                     RATE          OMITTED)#        VALUE
-------------------                                  ----------     ----------      ----------
BONDS
Australian Dollar (1.45%)
Commonwealth of Australia, Bond Ser 101 01-15-01       8.750%          1,260      $  1,063,561
                                                                                  ------------
British Pound Sterling (9.42%)
United Kingdom Treasury, Bond 12-07-06                 7.500           4,290         6,921,184
                                                                                  ------------
Canadian Dollar (2.18%)
Government of Canada, Bond 09-01-01                    7.000           2,020         1,599,970
                                                                                  ------------
Chilean Peso (1.33%)
Citibank, N.A.,
Nassau Time Deposit 01-27-97 (Time deposit
with redemption linked to Chilean Peso Fx rates)**    10.100         410,100           975,615
                                                                                  ------------
Danish Krone (3.50%)
Kingdom of Denmark,  Bond-Bullet 03-15-06              8.000          13,911         2,573,744
                                                                                  ------------
Deutsche Mark (14.78%)
Federal Republic of Germany, Bond Ser 96 01-05-06      6.000          16,444        10,856,560
                                                                                  ------------
French Franc (5.52%)
Republic of France, Deb 04-25-05                       7.500          18,612         4,052,055
                                                                                  ------------
Italian Lira (7.13%)
Republic of Italy Treasury, Bond 11-01-00             10.500       7,180,000         5,233,156
                                                                                  ------------
Spanish Peseta (5.08%)
Kingdom of Spain, Deb 06-15-02                        10.300         419,330         3,728,298
                                                                                  ------------
Swedish Krona (4.51%)
Kingdom of Sweden, Bond Ser 1033 05-05-03             10.250          18,600         3,312,713
                                                                                  ------------
U.S. Dollar (40.59%)
Empresas ICA Sociedad S.A., (Mexico),
Note Ser REGS 05-30-01                                11.875           1,000         1,031,250
Federative Republic of Brazil, (Brazil),
Floating Rate Bond 04-15-09                            6.563*          1,100           869,000
Impsat Corp., Gtd Deb 07-15-03 (R)                    12.125             500           520,000
Klabin Fabricadora de Papel e Celuose S.A.,
(Brazil), Gtd Deb 08-12-04                            11.000             500           512,500
Net Sat Servicos Ltd., (Brazil),
Sr Note 08-05-04 (R)                                  12.750             500           522,500
OPP Petroquimica S.A., (Brazil),
Bond 10-29-04 (R)                                     11.000             500           496,250
Petroleo Brasileiros S.A., (Brazil),
Bond 10-17-06 (R)                                     10.000             500           493,125
Republic of Argentina,
(Argentina), Floating Rate Bond 03-31-05               6.625*          1,960         1,609,650
(Argentina), Global Bond 02-23-01                      9.250           1,000           976,250
Republic of Venezuela, (Venezuela),
Floating Rate Bond Ser DL 12-18-07                     6.625*          2,500         2,046,875
Sprint Spectrum L.P., Sr Note 08-15-06                11.000             500           505,000
Transportacion Maritima Mexicana S.A. de C.V.,
(Mexico), Note 05-15-03                                9.250             500           476,250
United Mexican States,
Global Bond 02-06-01                                   9.750           1,500         1,518,750
Global Bond 05-15-26                                  11.500           3,000         2,977,500
United States Treasury,
Note 05-31-98                                          6.000             640           642,899
Note 06-30-98                                          6.250           2,320         2,340,300
Note 12-31-00                                          5.500           3,000         2,940,480
Note 11-15-05                                          5.875           9,640         9,326,700
                                                                                  ------------
                                                                                    29,805,279
                                                                                  ------------
TOTAL BONDS
(Cost $68,835,531)                                                    (95.49%)      70,122,135
                                                                       -----      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.70%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets, Inc. --
Dated 10-31-96, Due 11-01-96
(secured by U.S. Treasury Bonds,
 6.250% Due 08-15-23, and 7.250%
Due 05-15-16) -- Note A                                 5.54%          1,250         1,250,000
                                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,250,000)                                                     ( 1.70%)       1,250,000
                                                                       -----      ------------
TOTAL INVESTMENTS                                                     (97.19%)    $ 71,372,135
                                                                       =====      ============

NOTES TO SCHEDULE OF INVESTMENTS

  * Represents rate in effect on October 31, 1996.

 ** An indexed security's value is linked to changes in foreign currencies, interest rates or other reference instruments. Indexed securities amounted to $975,615 or 1.33% of net assets as of October 31, 1996.

  # Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to  qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $2,544,375 or 3.46% of net assets as of October 31, 1996.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.






Portfolio Concentration (Unaudited)
----------------------------------------------------------------------------------
The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the
Fund's investments at October 31, 1996 assigned to the various investment categories.
                                                MARKET VALUE
                                                   AS A %
                                                  OF FUND'S
INVESTMENT CATEGORIES                            NET ASSETS
---------------------                          ---------------
Banks                                               1.33%
Building Products                                   1.40
Chemicals                                           0.67
Governmental - Foreign                             67.19
Governmental - U.S.                                20.77
Oil & Gas                                           0.67
Paper & Paper Products                              0.70
Telecommunications                                  2.11
Transportation                                      0.65
Short-term  Investments                             1.70
                                                   -----
TOTAL INVESTMENTS                                  97.19%
                                                   =====

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - World Bond Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock World Bond Fund (the "Fund"), John Hancock Global Fund, John Hancock International Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock Special Opportunities Fund. Prior to July 1, 1996, the Fund was known as the Global Income Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of government and corporate debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $938,808 of capital loss carryforward available, to the extent provided by the regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward expires October 31, 2002.

INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

Open foreign currency forward contracts at October 31, 1996 were as follows:

                                                    UNREALIZED
                 PRINCIPAL AMOUNT     EXPIRATION   APPRECIATION
CURRENCY        COVERED BY CONTRACT      DATE     (DEPRECIATION)
--------        -------------------   ----------   ------------
SELLS
French Francs       20,300,000          DEC 96      $  16,888

BUYS
Japanese Yen     1,274,434,316          NOV 96      $(194,724)



FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1996, there were no open position in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended
October 31, 1996.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended October
31, 1996, net sales charges received with regard to sales of Class A shares amounted to $16,669. Out of this amount, $1,709 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,877 was paid as sales commissions to unrelated broker-dealers and $11,083 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $154,544.

In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B ranged from 0.90% to 1.00% of average daily net assets throughout the period.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

On August 27, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $351.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated $112,042,184 and $107,258,321 respectively. Purchases and proceeds from sales of obligations of the U.S. government its agencies aggregated $64,308,465 and $98,201,893 respectively, during the period ended October 31, 1996.

The cost of investments owned at October 31, 1996 (including the joint repurchase agreement) for Federal income tax purposes was $71,027,960. Gross unrealized appreciation and depreciation of investments aggregated $1,502,220 and $1,158,045, respectively, resulting in net unrealized appreciation of $344,175.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1996, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $3,410,231, a decrease in accumulated net investment loss of $1,243,353 and a decrease in capital paid-in of $4,653,584.
This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October
31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.
The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock World Bond Fund
(formerly John Hancock Global Income Fund) and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock World Bond Fund (the "Fund") (formerly John Hancock Global Income Fund) (a portfolio of Freedom Investment Trust II) at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

December 12, 1996


SHAREHOLDER MEETING (UNAUDITED)

On July 23, 1996 a special meeting of World Bond Fund was held.

The Shareholders approved a new investment management contract between John Hancock Advisers, Inc. and the Fund. The shareholder votes were 4,603,037 FOR, 139,719 AGAINST and 301,250 ABSTAINING.

The Shareholders approved an Amended and Restated Declaration of
Trust. The shareholder votes were 4,510,253 FOR, 163,590 AGAINST and 352,495 ABSTAINING.

The Shareholders redesignated as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies. The shareholder votes were 4,452,098 FOR, 218,281 AGAINST and 355,959 ABSTAINING.

The Shareholders amended the Fund's fundamental investment objective. The shareholder votes were 4,436,563 FOR, 224,074 AGAINST and 365,700 ABSTAINING.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                     FOR            WITHHELD
---------------                 -----------      ------------
Dennis S. Aronowitz              5,377,455         150,074
Edward J. Boudreau, Jr.          5,375,816         151,713
Richard P. Chapman, Jr.          5,376,114         151,415
William J. Cosgrove              5,374,409         153,121
Douglas M. Costle                5,378,341         149,188
Leland O. Erdahl                 5,375,796         151,733
Richard A. Farrell               5,376,752         150,777
Gail D. Fosler                   5,374,876         152,654
William F. Glavin                5,375,288         152,241
Anne C. Hodsdon                  5,377,223         150,306
Dr. John A. Moore                5,379,416         148,113
Patti McGill Peterson            5,378,286         149,243
John W. Pratt                    5,381,497         146,033
Richard S. Scipione              5,375,288         152,241
Edward J. Spellman               5,378,723         148,806



TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1996.

None of the distributions qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1996 U.S. Treasury Department Form
1099-DIV in January of 1997. This will reflect the total of all distributions which are taxable for calendar year 1996.



NOTES

John Hancock Funds - World Bond Fund



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John
Hancock World Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                                                     0900A 10/96
                                                                           12/96





                     John Hancock Funds

                          Global
                           Fund

                       Annual Report

                     October 31, 1996






TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JOHN L. F. WILLS, PORTFOLIO MANAGER

John Hancock
Global Fund

International stock markets gain ground;
U.S. remains the leader

"Foreign stocks finally began to show signs of life over the past
12 months."

Foreign stocks finally began to show signs of life over the past 12 months. Declining interest rates, low inflation, steady or rebounding economies around the world and ample liquidity fueling the markets combined to move many foreign stocks forward. While the progress still wasn't enough to push the major world markets ahead of the United States, it at least narrowed the gap and gave international investors positive returns.

For the 12 months ended October 31, 1996, John Hancock Global Fund posted total returns for its Class A and Class B shares of 9.87% and 9.10%, respectively, at net asset value. That compared to the 15.52% return for the average global fund, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information. There are several reasons for the Fund's modest performance. Those included our underweighted position in the United States and a strong position in Japan, where results were disappointing for U.S.-dollar based investors because of a 10% decline in the yen during the period. What's more, by trimming our stake in continental Europe to boost our stakes in Japan and Hong Kong, the Fund also benefited less from Europe's strong performance. Even with currency declines, Europe turned in better dollar-based results than Japan. Partially offsetting those drags were the Fund's strong exposure to the United Kingdom, whose economic recovery is leading the rest of Europe, and our increased position in Hong Kong, whose market rose by 31% in the last 12 months. Here's a closer look at the Fund's strategies and performance, region by region.

"Foreign stocks
finally began
to show signs
of life over
the past
12 months."

A 2" x 3 1/4" photo of the portfolio management team. Caption reads:
"John L.F. Wills (center) and Fund management team members: (l-r) Ben Hock and Rob Hallisey".



Pie Chart with the heading "Portfolio Diversification" at top left hand column. The chart is divided into seven sections. Going from top left to right: Japan 18%; Continental Europe 14%; United Kingdom 7%; South America 3%; North America 36%; Pacific Rim 6%; Hong Kong 16%. Footnote below states "As a percentage of net assets on October 31, 1996."

"Hong Kong
dominated
the Fund's
investment
in emerging
markets."

Japan

As the Japanese economy finally began to improve early this year, we added more Japanese stocks, raising our stake from 12% at the beginning of the period to 18% by the end of October, although at one point during the year we were as high as 26%. Overall, the trends in Japan continue to be promising. While the decline of the yen versus the dollar undercut the profits of U.S. dollar-based investors, it also sparked a sharp rise in exports, contributing to higher profits for Japanese companies and an accelerating economic growth rate. Corporate restructuring efforts have also helped profits. We focused on sectors of the Japanese market that we believe have the best potential to perform. They include large exporters, such as Bridgestone Tire, Honda Motors and consumer electronics companies such as Sony and Matsushita Electric Industrial Co. We also built up our technology holdings, including Matsushita-Kotobuki Electronics Industries, which is involved in digital video disc technology. We're keeping our positions in Japan, because we expect continued strong earnings growth, while the yen appears to have bottomed out.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers". The first listing is Dixons Group followed by an up arrow and the phrase "U.K. consumer confidence at eight-year high." The second listing is TDK followed by an up arrow and the phrase "Weak yen aids Japanese exports." The third listing is Plutonic Resources followed by a down arrow and the phrase "Low inflation makes for weak gold prices." Footnote below reads: "See Schedule of Investments. Investment holdings are subject to change."


United States

Our stake in domestic equities declined from 29% at the beginning of the period to as low as 15% in the summer. But we've increased our stake since then. By the end of October, we were holding 31% of the Fund's net assets in U.S. stocks, a level we intend to maintain. Our focus was on consumer stocks such as Colgate Palmolive and Johnson & Johnson, one of the Fund's largest holdings, and retail stocks, including clothes manufacturer Tommy Hilfiger, luxury department store Neiman Marcus and slot machine maker International Game Technology. We also boosted our exposure to the energy sector, with Enron and Apache Corp., and cyclical companies, whose fortunes are more sensitive to changes in the economy, such as U.S. Filter, Eastman Chemical and Monsanto.

Hong Kong: Fund's top emerging market

Hong Kong dominated the Fund's investment in emerging markets. It rose from 6% of the Fund's net assets at the beginning of the period to 16% by the end of October. The main factor influencing Hong Kong stock prices, other than U.S. interest rates, was the colony's planned transfer to China next summer. Already, there's been a significant influx of Chinese investment capital into Hong Kong, much of it into real estate, which has been a key focus for the Fund. Real estate development companies such as Cheung Kong, Sun Hung Kai Properties and Wharf Holdings have benefited from rising real estate prices. We've also had great success investing in companies that do most of their business in China. First Sign International, which has numerous chains of retail clothes stores, has seen its stock price rise by 40% in the last six months. Two other top performers were Hong Kong & Shanghai Hotels, the largest hotel chain in China, and China Resources Enterprise, a huge conglomerate supplying everything from beer to building materials. Elsewhere in Asia, we cut the Fund's Southeast Asian holdings from 7% to 3% of net assets, eliminating our stake in Thailand in response to rising interest rates and a sharp slowdown in the rate of economic growth. The Fund is less involved in the emerging markets of Latin America than in Asia, with only a few holdings in Brazil, Argentina and Chile.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 4% from bottom to top, with 16% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 9.87% total return for the John Hancock Global Fund: Class A. The second represents the 9.10% total return for John Hancock Global Fund: Class B. The third represents the 15.52% total return for the average global fund. A footnote below reads:
"Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information."

Europe

Of the Fund's 21% stake in Europe, at one stage half was in the United Kingdom. Because interest rates are low in Britain and consumer confidence is at an eight-year high, we've focused on consumer stocks, such as Dixons Group, an electronics retailer; clothing retailer Burton Group and a theme pub chain J.D. Wetherspoon. During the last six months, we've invested more in France because it has some very attractive exporters such as luxury goods producer LVMH Moet Henessey Louis Vuitton. It also has the best choices in Europe of undervalued blue-chip companies, including Lyonnaise des Eaux Dumez, an industrial conglomerate. With the recent jump in oil prices, we increased the Fund's energy stake by adding Norwegian oil & gas producer Saga Petroleum. One top performer in Europe was Switzerland's Ciba Geigy, whose stock rose by 60% after a proposed merger with Swiss drug company Sandoz was announced.

Australia/New Zealand

We de-emphasized our holdings in this part of the world, eliminating New Zealand stocks, but keeping our Australian mining stocks.

Outlook

The outlook for the international markets appears promising for several reasons. Long term, the markets should be bolstered by a growing amount of investor cash stemming from corporate takeovers, stock buybacks and increased equities investment by new European private pension funds. For now, we'll continue to watch interest rates and inflation. Even if rates rise, which they well could in the next six to 12 months, we think it won't be by much. There are no signs of inflation picking up but if energy prices keep rising, it could be a cloud on the distant inflation horizon. Another reason for optimism is that foreign stocks still look inexpensive by most traditional standards of value.

"...foreign
stocks still
look inexpen-
sive by most
traditional
standards
of value."

-------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as currency risks, political risks and differences in accounting standards and financial reporting. See prospectus for additional information.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                             ONE           FIVE     MOST RECENT
                            YEAR          YEARS       TEN YEARS
                         ---------      --------      ---------
John Hancock Global
Fund: Class A              2.57%          N/A          42.34%(1)
John Hancock Global
Fund: Class B              2.27%        56.30%        132.18%


AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                             ONE           FIVE     MOST RECENT
                            YEAR          YEARS       TEN YEARS
                         ---------      --------      ---------
John Hancock Global
Fund: Class A              2.57%           N/A          7.73%(1)
John Hancock Global
Fund: Class B              2.27%          9.34%         8.79%

Notes to Performance

(1) Class A shares commenced on January 3, 1992.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth on October 31, 1996, assuming you had invested on the day each class of shares started or have been invested for the most recent ten years and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Morgan Stanley World Index -- an unmanaged index that measures the performance of a diverse range of global stock markets.

Global Fund
Class A shares

Line chart with the heading Global Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley World Index and is equal to $16,490 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Global Fund on January 3, 1992, before sales charge, and is equal to $15,036 as of October 31, 1996. The third line represents the Global Fund, after sales charge and is equal to $14,278 as of October 31, 1996.


Global Fund
Class B shares

Line chart with the heading Global Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Morgan Stanley World Index and is equal to $29,545 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Global Fund, before sales charge, on October 31, 1986, and is equal to $24,351 as of October 31, 1996.

* No contingent deferred slaes charge applicable.

FINANCIAL STATEMENTS

John Hancock Funds - Global Fund



The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1996
-----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks and Warrant (cost - $96,100,593)                        $ 117,697,956
Joint repurchase agreement (cost - $5,417,000)                            5,417,000
                                                                      -------------
                                                                        123,114,956
Cash                                                                            591
Receivable for shares sold                                                   27,076
Interest receivable                                                             834
Dividends receivable                                                        182,432
Foreign tax receivable                                                       27,273
Other assets                                                                  8,584
                                                                      -------------
Total Assets                                                            123,361,746
-----------------------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                               37,653
Payable for investments purchased                                           716,090
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                     158,080
Accounts payable and accrued expenses                                       104,559
                                                                      -------------
Total Liabilities                                                         1,016,382
-----------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                          89,831,018
Accumulated net realized gain on investments
and foreign currency transactions                                        10,920,842
Net unrealized appreciation of investments
and foreign currency transactions                                        21,597,204
Accumulated net investment loss                                       (       3,700)
                                                                      -------------
Net Assets                                                            $ 122,345,364
===================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par
value, respectively)
Class A - $94,746,355/7,307,652                                        $      12.97
===================================================================================
Class B - $27,599,009/2,201,055                                        $      12.54
===================================================================================
Maximum Offering Price Per Share *
Class A - ($12.97 x 105.26%)                                           $      13.65
===================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
-----------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes
of $204,741)                                                            $ 1,817,203
Interest                                                                    255,374
                                                                        -----------
                                                                          2,072,577
                                                                        -----------
Expenses:
Investment management fee - Note B                                        1,175,079
Distribution/service fee - Note B
Class A                                                                     287,162
Class B                                                                     250,860
Transfer agent fee - Note B                                                 444,762
Custodian fee                                                               158,807
Auditing fee                                                                 40,372
Printing                                                                     39,495
Registration and filing fees                                                 35,066
Trustees' fees                                                               18,058
Financial services fee - Note B                                               7,669
Legal fees                                                                    4,498
Miscellaneous                                                                 4,495
                                                                        -----------
Total Expenses                                                            2,466,323
-----------------------------------------------------------------------------------
Net Investment Loss                                                    (    393,746)
-----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                                    10,856,491
Net realized loss on foreign currency transactions                     (    346,601)
Change in net unrealized appreciation/depreciation
of investments                                                            1,332,928
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                             24,919
                                                                        -----------
Net Realized and Unrealized Gain
on Investments and Foreign
Currency Transactions                                                    11,867,737
-----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                               $11,473,991
===================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
----------------------------------------------------------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                                      ----------------------------
                                                          1995             1996
                                                      ----------        ----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                ($    455,315)    ($    393,746)
Net realized gain on investments sold
and foreign currency transactions                      7,707,727        10,509,890
Change in net unrealized appreciation/
depreciation of investments                        (   8,441,382)        1,357,847
                                                    ------------      ------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                          (   1,188,970)       11,473,991
                                                    ------------      ------------
Distributions to Shareholders:
Distributions from net realized gain
on investments sold and foreign
currency transactions
Class A - ($1.3307 and $0.8842
per share, respectively)                           (   9,441,512)    (   6,456,924)
Class B - ($1.3307 and $0.8842
per share, respectively)                           (   3,043,184)    (   1,721,689)
Class C** - ( $1.3307 and none
per share, respectively)                           (      73,482)               --
                                                    ------------      ------------
Total Distributions to Shareholders                (  12,558,178)    (   8,178,613)
                                                    ------------      ------------
From Fund Share Transactions - Net*                (   1,632,583)          882,664
                                                    ------------      ------------
Net Assets:
Beginning of period                                  133,547,053       118,167,322
                                                    ------------      ------------
End of period (including accumulated net
investment loss of none
and $3,700, respectively)                           $118,167,322      $122,345,364
                                                    ============      ============
* and ** -- See page 10.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                      YEAR ENDED OCTOBER 31,
                                                      ---------------------------------------------------
                                                                 1995                        1996
                                                      --------------------------   ------------------------
                                                         SHARES        AMOUNT      SHARES          AMOUNT
                                                      ------------    ----------   ---------      ---------
Shares sold                                              881,102     $10,949,764   8,943,917   $114,915,031
Shares issued to shareholders in reinvestment
of distributions                                         781,667       9,168,928     516,713      6,236,722
                                                       ---------     -----------   ---------   ------------
                                                       1,662,769      20,118,692   9,460,630    121,151,753
Less shares repurchased                               (1,407,258)   ( 17,445,162) (9,539,925) ( 122,803,879)
                                                       ---------     -----------   ---------   ------------
Net increase (decrease)                                  255,511     $ 2,673,530  (   79,295) ($  1,652,126)
                                                       =========     ===========   =========   ============
CLASS B
Shares sold                                              546,939     $ 6,634,570     583,478   $  7,131,162
Shares issued to shareholders in reinvestment
of distributions                                         239,739       2,759,391     134,330      1,577,033
                                                       ---------     -----------   ---------   ------------
                                                         786,678       9,393,961     717,808      8,708,195
Less shares repurchased                               (1,082,302)   ( 13,070,250) (  504,739) (   6,173,405)
                                                       ---------     -----------   ---------   ------------
Net increase (decrease)                               (  295,624)   ($ 3,676,289)    213,069   $  2,534,790
                                                       =========     ===========   =========   ============
CLASS C**
Shares sold                                               10,813     $   130,313
Shares issued to shareholders in reinvestment
of distributions                                           6,201          73,482
                                                       ---------     -----------
                                                          17,014         203,795
Less shares repurchased                               (   69,733)   (    833,619)
                                                       ---------     -----------
Net decrease                                          (   52,719)   ($   629,824)
                                                       =========     ===========

** All Class C shares were redeemed on March 31, 1995.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------------------
                                            1992         1993       1994           1995         1996
                                           -------     -------     --------      -------      -------
CLASS A(1)
Per Share Operating Performance
Net Asset Value, Beginning of Period      $ 11.31      $ 10.55     $  14.30      $ 14.16      $ 12.67
                                          -------      -------     --------      -------      -------
Net Investment Loss(2)                   (   0.04)    (   0.10)   (    0.07)    (   0.03)    (   0.02)
Net Realized and Unrealized Gain
(Loss) on Investments
and Foreign Currency Transactions        (   0.72)        3.85         1.24     (   0.13)        1.20
                                          -------      -------     --------      -------      -------
Total from Investment Operations         (   0.76)        3.75         1.17     (   0.16)        1.18
                                          -------      -------     --------      -------      -------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold and
Foreign Currency Transactions                  --           --    (    1.31)    (   1.33)    (   0.88)
                                          -------      -------     --------      -------      -------
Net Asset Value, End of Period            $ 10.55      $ 14.30     $  14.16      $ 12.67      $ 12.97
                                          =======      =======     ========      =======      =======
Total Investment Return
at Net Asset Value(4)                     (  6.72%)(5)   35.55%        8.64%    (   0.37%)       9.87%
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                           $76,980      $90,787     $100,973      $93,597      $94,746
Ratio of Expenses to Average Net Assets      2.47%(6)     2.12%        1.98%        1.87%        1.88%
Ratio of Net Investment Loss
to Average Net Assets                     (  0.60%)(6) (  0.86%)   (   0.54%)    (  0.23%)      (0.19%)
Portfolio Turnover Rate                        69%         108%          61%          60%          98%
Average Broker Commission Rate(7)             N/A          N/A          N/A          N/A      $0.0221
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period      $ 10.92      $ 10.50     $  14.17      $ 13.93      $ 12.36
                                          -------      -------     --------      -------      -------
Net Investment Loss(2)                   (   0.12)    (   0.15)   (    0.15)    (   0.11)    (   0.10)
Net Realized and Unrealized Gain
(Loss) on Investments
and Foreign Currency Transactions        (   0.30)        3.82         1.22     (   0.13)        1.16
                                          -------      -------     --------      -------      -------
Total from Investment Operations         (   0.42)        3.67         1.07     (   0.24)        1.06
                                          -------      -------     --------      -------      -------
Less Distributions:
Dividends from Net Realized Gain
on Investments Sold and Foreign
Currency Transactions                          --           --    (    1.31)    (   1.33)   (   0.88)
                                          -------      -------     --------      -------      -------
Net Asset Value, End of Period            $ 10.50      $ 14.17     $  13.93      $ 12.36      $ 12.54
                                          =======      =======     ========      =======      =======
Total Investment Return
at Net Asset Value(4)                     (  3.85%)      34.95%        7.97%     (  1.01%)       9.10%

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                           $11,475      $19,340     $ 31,822      $24,570      $27,599
Ratio of Expenses to Average
Net Assets                                   2.68%        2.49%        2.59%        2.57%        2.54%
Ratio of Net Investment Loss
to Average Net Assets                     (  1.03%)    (  1.25%)   (   1.12%)    (  0.89%)    (  0.83%)
Portfolio Turnover Rate                        69%         108%          61%          60%          98%
Average Broker Commission Rate(7)             N/A          N/A          N/A          N/A      $0.0221

See notes to financial statements.





Financial Highlights (continued)
-------------------------------------------------------------------------------------------------

                                                    YEAR ENDED OCTOBER 31,         PERIOD ENDED
                                              ------------------------------      MARCH 31, 1995
                                                  1993               1994           (UNAUDITED)
                                              -----------        -----------      --------------
CLASS C(3)
Per Share Operating Performance
Net Asset Value, Beginning of Period             $11.75             $14.34            $14.27
                                                 ------             ------            ------
Net Investment Loss                             (  0.02)                --                --
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions                                       2.61               1.24           (  0.97)
                                                 ------             ------            ------
Total from Investment Operations                   2.59               1.24           (  0.97)
                                                 ------             ------            ------
Less Distributions:
Distributions from Net Realized Gain
on Investments Sold and Foreign
Currency Transactions                                --            (  1.31)          (  1.33)
                                                 ------             ------            ------
Net Asset Value, End of Period                   $14.34             $14.27            $11.97
                                                 ======             ======            ======
Total Investment Return
at Net Asset Value(4)                             22.04%              9.15%          (  6.70%)(5)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)        $  406             $  752            $  795
Ratio of Expenses to Average Net Assets            1.43%(6)           1.42%             1.37%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets                            ( 0.35%)(6)          0.03%             0.06%(6)
Portfolio Turnover Rate                             108%                61%               60%(8)

(1) Class A shares commenced operations on January 3, 1992.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period ended March 31, 1995 reflect amounts prior to the redemption of all shares on March 31, 1995.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Not annualized.

(6) Annualized.

(7) Per portfolio share traded. Required for the fiscal years that began September 1, 1995 or later.

(8) For the year ended October 31, 1995.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
October 31, 1996
---------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Fund on October 31,
1996. It's divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's
"cash" position, are listed last.


                                                NUMBER OF              MARKET
ISSUER, DESCRIPTION                              SHARES                VALUE
-------------------                           ------------        ------------
COMMON STOCKS
Argentina (0.83%)
Disco S.A.* American Depositary
Receipts (ADR) (Retail)                          45,000           $  1,012,500
                                                                  ------------
Australia (3.20%)
Aristocrat Leisure Ltd. (Leisure)               220,000                653,932
Plutonic Resources Ltd. (Metal)                 315,000              1,498,098
RGC Ltd. (formerly Renison Goldfields
Consolidated Ltd.) (Metal)                      390,007              1,762,080
                                                                  ------------
                                                                     3,914,110
                                                                  ------------
Brazil (0.73%)
Telecomunicacoes Brasileiras S/A (ADR)
(Telecommunications)                             12,000                894,000
                                                                  ------------
Canada (1.44%)
CanWest Global Communications Corp.
(Media)                                         120,000              1,275,000
Cinar Films, Inc. (Class B)* (Leisure)           20,000                490,000
                                                                  ------------
                                                                     1,765,000
                                                                  ------------
Chile (1.14%)
Santa Isabel S.A. ADR (Retail)                   49,600              1,395,000
                                                                  ------------
France (3.21%)
LVMH Moet Hennessy Louis Vuitton
(Beverages)		9,250	2,120,489
Lyonnaise Des Eaux Dumez
(Diversified Operations)                         20,500              1,812,421
                                                                  ------------
                                                                     3,932,910
                                                                  ------------
Germany (1.97%)
Schering AG (Medical)                            30,000              2,413,827
                                                                  ------------
Hong Kong (16.25%)
Cheung Kong (Holdings) Ltd.
(Real Estate Operations)                        325,000              2,605,985
China Resources Enterprise Ltd.
(Real Estate Operations)                      1,750,000              1,969,039
CITIC Pacific Ltd. (Diversified Operations)     500,000              2,431,391
First Sign International Holdings Ltd.
(Textile)                                     4,050,000              1,374,932
Hong Kong & Shanghai Hotels Ltd.
(Leisure)                                     1,080,000              1,983,394
HSBC Holdings Ltd. (Banks - Foreign)            100,200              2,041,010
Hutchison Whampoa  Ltd.
(Diversified Operations)                        400,000              2,793,513
Sun Hung Kai Properties Ltd.
(Real Estate Operations)                        190,000              2,162,386
Wharf Holdings Ltd.
(Real Estate Operations)                        610,000              2,516,619
                                                                  ------------
                                                                    19,878,269
                                                                  ------------
Japan (17.77%)
Bridgestone Corp.
(Rubber - Tires & Misc)                         153,000              2,580,124
Honda Motor Co., Ltd.
(Automobile / Trucks)                           100,000              2,389,004
Matsushita Electric Industrial Co., Ltd.
(Electronics)                                   160,000              2,557,639
Matsushita-Kotobuki Electronics
Industries, Ltd. (Electronics)                  122,000              2,818,146
Mitsubishi Heavy Industries, Ltd.
(Machinery)                                     350,000              2,689,825
Nippon Steel Corp. (Steel)                      550,000              1,603,794
Rohm Co., Ltd. (Electronics)                     32,800              1,944,579
Sony Corp. (Electronics)                         42,000              2,519,520
TDK Corp. (Electronics)                          45,000              2,640,200
                                                                  ------------
                                                                    21,742,831
                                                                  ------------
Luxembourg (0.92%)
Scandinavian Broadcasting System SA*
(Media)                                          55,000              1,127,500
                                                                  ------------
Malaysia (0.77%)
Sime Darby Berhad
(Diversified Operations)                        265,000                938,749
                                                                  ------------
Netherlands (1.15%)
Gucci Group, NV (Retail)                         15,000              1,035,000
PolyGram NV (Household)                           8,000                375,788
                                                                  ------------
                                                                     1,410,788
                                                                  ------------
Norway (1.34%)
Saga Petroleum ASA (Oil & Gas)                   96,300              1,637,498
                                                                  ------------
Pakistan (0.03%)
Crescent Textile Mills* (Textile)               119,701                 36,585
                                                                  ------------
South Korea (2.32%)
Hanil Bank (Banks - Foreign)                    126,910              1,119,726
L.G. Construction Ltd. (Building)                86,530              1,717,509
                                                                  ------------
                                                                     2,837,235
                                                                  ------------
Sweden (1.56%)
Investor AB (Diversified Operations)             47,500              1,914,245
                                                                  ------------
Switzerland (3.91%)
Ciba Geigy AG (Medical)                           2,000              2,463,608
SMH AG (Consumer Products Misc.)                 16,500              2,317,049
                                                                  ------------
                                                                     4,780,657
                                                                  ------------
United Kingdom (6.71%)
Burton Group PLC (Retail)                     1,000,000              2,433,268
Dixons Group PLC (Retail)                       325,000              2,911,987
Pearson PLC (Media)                             115,000              1,418,783
Wetherspoon (J.D.) PLC (Retail)                  75,000              1,446,533
                                                                  ------------
                                                                     8,210,571
                                                                  ------------
United States (30.91%)
Adaptec, Inc.* (Computers)                       16,000                974,000
American International Group, Inc.
(Insurance)                                      12,000              1,303,500
Apache Corp. (Oil & Gas)                         25,000                887,500
Cisco Systems, Inc.* (Computers)                 28,000              1,732,500
Colgate-Palmolive Co. (Soap &
Cleaning Preparations)                           20,000              1,840,000
CUC International, Inc. * (Retail)               75,938              1,860,469
Dean Witter Discover & Co. (Finance)             25,000              1,471,875
Disney (Walt) Co., (The) (Leisure)               32,093              2,114,126
Eastman Chemical Co. (Chemicals)                 10,000                527,500
Enron Corp. (Oil & Gas)                          25,000              1,162,500
Gannett Co., Inc. (Media)                        20,000              1,517,500
General Dynamics Corp. (Aerospace)               15,000              1,029,375
General Electric Co. (Electronics)               15,000              1,451,250
Great Western Financial Corp. (Finance)          25,000                700,000
Home Depot, Inc. (The) (Retail)                  35,000              1,916,250
Intel Corp. (Electronics)                        15,000              1,648,125
International Business Machines Corp.
(Computers)                                      15,000              1,935,000
International Game Technology (Leisure)          50,000              1,056,250
Johnson & Johnson (Medical)                      60,000              2,955,000
Men's Wearhouse, Inc. (The)* (Retail)            30,000                618,750
Monsanto Co. (Chemicals)                         40,000              1,585,000
Neiman Marcus Group, Inc. (The)*
(Retail)                                         25,000                815,625
Omnicare, Inc. (Medical)                         40,000              1,090,000
Phillips Petroleum Co. (Oil & Gas)               30,000              1,230,000
Schering-Plough Corp. (Medical)                  15,000                960,000
Tommy Hilfiger Corp.* (Textile)                  39,400              2,048,800
US Filter Corp.* (Pollution Control)             40,000              1,380,000
                                                                  ------------
                                                                    37,810,895
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $96,051,407)                               (96.16%)          117,653,170
                                                                  ------------
WARRANT
Sweden (0.04%)
Scania AB (Automobile / Trucks)                  47,500                 44,786
                                                                  ------------
TOTAL WARRANT
(Cost $49,186)                                  (  0.04%)               44,786
                                                 ------           ------------
TOTAL COMMON STOCK AND WARRANT
(Cost $96,100,593)                              ( 96.20%)         $117,697,956
                                                 ------           ------------

                                   INTEREST    PAR VALUE           MARKET
ISSUER, DESCRIPTION                  RATE    (000'S OMITTED)        VALUE
-------------------                --------   -------------       ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement
(4.43%) Investment in a
joint repurchase agreement
transaction with SBC
Capital Markets, Inc. Dated
10-31-96, Due 11-01-96
(secured by U.S. Treasury
Bonds, 7.25% Due 05-15-16,
and 6.25% Due 08-15-23)
Note A.                              5.54%      $ 5,417              5,417,000
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                    (  4.43%)            5,417,000
                                                 ------           ------------
TOTAL INVESTMENTS                               (100.63%)         $123,114,956
                                                 ======           ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Industry Diversification (Unaudited)
----------------------------------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at
October 31, 1996 assigned to the various investment categories.

                                                    MARKET VALUE
                                                   OF SECURITIES
                                                      AS A %
INVESTMENT CATEGORIES                              OF NET ASSETS
---------------------                              -------------
Aerospace                                              1.24%
Automobile/Trucks                                      1.97
Banks - Foreign                                        2.58
Beverages                                              1.73
Building                                               1.40
Chemicals                                              2.16
Computers                                              3.79
Consumer Products Misc.                                1.89
Diversified Operations                                 8.08
Electronics                                           12.73
Finance                                                1.78
Household                                              0.31
Insurance                                              1.07
Leisure                                                5.15
Machinery                                              2.20
Media                                                  4.36
Medical                                                7.29
Metals                                                 2.66
Oil & Gas                                              4.02
Pollution Control                                      1.13
Real Estate Operations                                 7.56
Retail                                                12.62
Rubber - Tires & Misc.                                 2.11
Soap & Cleaning Preparations                           1.50
Steel                                                  1.31
Telecommunications                                     0.73
Textile                                                2.83
Short-Term Investments                                 4.43
                                                     ------
TOTAL INVESTMENTS                                    100.63%
                                                     ======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Global Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series portfolios: John Hancock Global Fund (the "Fund"), John Hancock Special Opportunities Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Class C shares were outstanding during the period from November 1, 1994 through March 31, 1995, but the Trustees abolished Class C shares as of May 1, 1995.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.



EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

At October 31, 1996, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1996, there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE, AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $100,000,000 of the Fund's average daily net asset value,
(b) 0.80% of the next $200,000,000, (c) 0.75% of the next
$200,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and
(b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended October 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $139,302. Out of this amount, $21,673 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $43,534 was paid as sales commissions to unrelated broker-dealers and $74,095 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $47,547.

In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B ranged from 0.90% to 1.00% of average daily net assets throughout the period.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

On August 27, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $362.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996 aggregated $113,492,145 and $122,961,495 respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1996.

The cost of investments owned at October 31, 1996 (including the joint repurchase agreement) for Federal income tax purposes was $101,517,593. Gross unrealized appreciation and depreciation of investments aggregated $23,915,739 and $2,318,376, respectively, resulting in net unrealized appreciation of $21,597,363.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1996, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $411,052, a decrease in accumulated net investment loss of $390,046 and a decrease in capital paid-in of $801,098. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Fund and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Fund (the "Fund") (a series of Freedom Investment Trust II) at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

December 12, 1996


SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Global Fund was held.

The Shareholders approved a new investment management contract between John Hancock Advisers, Inc. and the Fund. The shareholder votes were 5,003,860 FOR, 128,240 AGAINST and 418,038 ABSTAINING.

The Shareholders approved an Amended and Restated Declaration of
Trust. The shareholder votes were 4,921,570 FOR, 148,677 AGAINST and 424,438 ABSTAINING.

The Shareholders eliminated the Fund's fundamental investment restriction on investing in a single class of securities of an issuer. The shareholder votes were 4,897,857 FOR, 140,875 AGAINST and 455,953 ABSTAINING.

The Shareholders redesignated as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies. The shareholder votes were 4,828,255 FOR, 195,933 AGAINST and 470,496 ABSTAINING.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                 FOR           WITHHELD
---------------            ------------     -------------
Dennis S. Aronowitz         5,751,069         181,143
Edward J. Boudreau, Jr.     5,748,166         184,046
Richard P. Chapman, Jr.     5,757,339         174,874
William J. Cosgrove         5,733,263         198,949
Douglas M. Costle           5,758,277         173,936
Leland O. Erdahl            5,749,243         182,969
Richard A. Farrell          5,757,757         174,456
Gail D. Fosler              5,741,218         190,994
William F. Glavin           5,731,282         200,930
Anne C. Hodsdon             5,756,182         176,030
Dr. John A. Moore           5,741,218         190,994
Patti McGill Peterson       5,756,029         176,183
John W. Pratt               5,751,505         180,707
Richard S. Scipione         5,732,077         200,135
Edward J. Spellman          5,757,992         174,220



TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1996.

The Fund designated distributions to shareholders of $8,178,613 as a long-term capital gain dividend. These amounts were reported on 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share. It is anticipated that there will be a distribution from net realized gains from sales of securities to shareholders of record on December 3, 1996, and payable on December 30, 1996. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share. The Fund did not pay any ordinary income dividends during the fiscal year ended October 31, 1996.

None of the distributions qualify for the dividend received deduction available to corporations.



NOTES

John Hancock Funds - Global Fund

THIS PAGE INTENTIONALLY LEFT BLANK

NOTES

John Hancock Funds - Global Fund

THIS PAGE INTENTIONALLY LEFT BLANK


A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John
Hancock Global Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                                                    0300A 10/96
                                                                          12/96





                    John Hancock Funds

                         Short-Term
                         Strategic
                           Income
                            Fund

                       Annual Report

                     October 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*

*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange
Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.



By Lawrence J. Daly, Anthony A. Goodchild and Janet L. Clay,
Co-Portfolio Managers

John Hancock
Short-Term Strategic Income Fund

Emerging markets rally with nearly 40% gains

"...global bond
markets have
experienced
a series of
twists and
turns."

Since the start of the Fund's fiscal year in November, global bond markets have experienced a series of twists and turns. A year ago, conditions were quite favorable for many bond markets around the world and they generally moved in lockstep. Interest rates were falling in the U.S., Europe and the emerging markets, the latter of which got an added boost from significantly improving fiscal and economic conditions.

In early 1996, stronger-than-expected economic growth and fears of renewed inflation caused the yields on longer-term U.S. bonds to rise dramatically (and therefore, prices to fall), although shorter-term securities -- like the ones we emphasize in the Fund -- fared much better. Despite the trouble in the U.S., short-term European bonds continued to perform well, as interest rates on the continent maintained their downward trend, due to the fact that many countries were trying to meet fiscal requirements laid out in the Maastricht treaty on European union. Meanwhile, investors hungry for higher yields than those offered by U.S., European and Japanese bonds continued to flock to emerging markets, bidding their prices higher. From the spring through the summer, the performance of most emerging markets, and to a lesser extent Europe, outpaced the U.S. market. But in September and October, the U.S. market staged a significant rally amid indications that the economy was again weakening and inflation wasn't a real threat.

A 2 1/4"  x 3 1/4" photo of fund management team at bottom right.
Caption reads: Anthony Goodchild, Janet Clay and Lawrence Daly, Co-Portfolio Managers."

Against that backdrop, the Fund enjoyed a strong year both in relative and absolute terms. For the year ended October 31, 1996, John Hancock Short-Term Strategic Income Fund's Class A and Class B shares had total returns of 8.60% and 7.89%, respectively, at net asset value, compared to 5.44% for the average short-term investment grade bond fund, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.

Chart with heading "Top Five Sectors" at top of left hand column. The chart lists five sectors: 1) Foreign Governments 47% 2) Banks 12% 3) U.S. Government/Agencies 10% 4) Steel 6% 5) Transportation 4% . A footnote below reads "As a percentage of net assets on October 31, 1996."



"Our large
stake in
dollar-
denominated
debt helped
the Fund's
performance."

Strategic overview

We balance our lower-rated emerging-market securities and U.S. corporate bonds with higher-rated U.S. government securities in order to achieve an average portfolio credit rating of single A, which is toward the mid-range of investment-quality bonds. The breakdown at the end of October was roughly as follows: 50% emerging market bonds (up from 45% a year ago); 10% in U.S. government securities and the balance made up of small positions in high-yield domestic bonds and high-quality foreign government bonds. Our large stake in dollar-denominated debt helped the Fund's performance as the dollar strengthened against most currencies during the year. Finally, we actively managed the Fund's duration -- which measures how sensitive the fund's share price is to changes in interest rates -- in response to market conditions. The longer a fund's duration, the more sensitive it is to changes in interest rates; conversely, the shorter, the less sensitive. From the early part of 1996 through the spring, we got more conservative, shortening duration to help insulate the Fund from the U.S. market's decline. More recently, we lengthened duration once again in expectation of a more benign inflationary environment.


Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Emerging markets followed by an up arrow and the phrase "High yields attract investors." The second listing is Italy, Spain, Sweden followed by an up arrow and the phrase "Fiscal policy changes for the better."
The third listing is South Africa followed by a down arrow and the phrase "Unfavorable currency movements" Footnote below reads: "See Schedule of Investments. Investment holdings are subject to change.

Emerging markets

The past year was a great one for emerging markets. Investors were encouraged that these countries have made great progress in getting their fiscal policies in order by reducing debt, stabilizing their currencies and keeping inflation manageable. Plus, the high yields these bonds tend to offer were in high demand from investors faced with declining yields in the U.S., Europe and Asia. For the year ended October 31, 1996, the Salomon Brothers Brady Bond index, which is one measure of the performance of bonds issued by emerging countries, was up 39.9%. The Fund's holdings in government debt issued in Brazil, Mexico, Argentina and Panama were some of its best performers throughout the year.

U.S. and Europe

To balance our holdings in lower-quality, emerging-market bonds, we continued to emphasize high-quality bonds, including those issued in the U.S. Early in the period we had significant holdings in floating-rate notes. That was a positive in early 1996 when inflationary fears had a disruptive effect on the bond markets. But as the year wore on, we reduced our stake in floating-rate securities, replacing them with U.S. Treasury securities. Not only did these Treasuries offer higher yields than the floating-rate notes, they also performed well when the bond market rallied in the fall.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 10% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 8.60% total return for the John Hancock Short-Term Strategic Income Fund, Class A. The second represents the 7.89% total return for John Hancock Short-Term Strategic Income Fund, Class B. The third represents the 5.44% total return for the average short-term investment grade bond fund. A footnote below reads:
"Total returns for John Hancock Short-Term Strategic Income Fund are at net asset value with all distributions reinvested. The average short-term investment grade bond fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."

In Europe, the Fund was heavily weighted toward Denmark's high-quality, dollar-denominated holdings, which made up 22% of investments at the end of the period. So-called "peripheral" countries -- Italy, Spain and Sweden -- were Europe's strongest performers throughout the year and were a boost to the Fund's performance. To qualify for inclusion into the European Monetary Union (EMU), these countries have been forced to cut interest rates, bring down budget deficits and get inflation under control, actions that proved to be beneficial for their bond markets.

Outlook

"...our
outlook calls
for continued
slow, but
steady
economic
growth and
low
inflation."

As was the case six months ago, inflation is the key variable as we look toward the future. At this point, our outlook calls for continued slow but steady economic growth and low inflation. Granted, the U.S. economy is still sending off mixed signals. While oil prices have risen and there have been spurts of tremendous job growth, wages have remained relatively flat while housing and retail sales are weak. As you read this report, the U.S. presidential election is behind us and there seems to be a notable shift in market sentiment, with a consensus developing that interest rates can come down from current levels. From a more global perspective, things look even better. Inflation is lower in Europe than in the U.S. Along with tight fiscal policies, this augurs well for continued low or declining interest rates in those markets. And while emerging markets may experience short-term setbacks, the trend is clearly toward more integration between the developed and developing economies. We believe that converging worldwide interest rates -- the theme that has been driving the markets for the past few years -- will continue to prevail, due to improving credit qualities, enhanced global liquidity and structural changes in the global economy. That bodes well for world bond investors.
-----------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as currency risks, political risks and differences in accounting standards and financial reporting. See prospectus for additional information.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Short-Term Strategic Income Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 3% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 3% and declining to 0% over four years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                              One    Five     Life of
                             Year   Years        Fund
                           ------   ------    -------
John Hancock
Short-Term Strategic
Income Fund: Class A        5.39%     N/A     26.74%(1)
John Hancock
Short-Term Strategic
Income Fund: Class B        4.93%   27.40%    36.01%(2)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                              One    Five     Life of
                             Year   Years        Fund
                           ------   ------    -------
John Hancock
Short-Term Strategic
Income Fund: Class A        5.39%     N/A      5.13%(1)
John Hancock
Short-Term Strategic
Income Fund: Class B        4.93%    4.96%     5.48%(2)

YIELDS

As of October 31, 1996

                                   SEC 30-Day
                                        Yield
                                   ----------
John Hancock Short-Term
Strategic Income Fund: Class A          6.32%
John Hancock Short-Term
Strategic Income Fund: Class B          5.82%

Notes to Performance

(1) Class A shares commenced on January 3, 1992.
(2) Class B shares commenced on December 28, 1990.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Short-Term Strategic Income Fund would be worth on
October 31, 1996, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World
Money Market Index -- an unmanaged index that is composed of various non-U.S.-currency-denominated bonds, usually with an average maturity of three years or less.

Short-Term Strategic Income Fund
Class A shares

Line chart with the heading Short-Term Strategic Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.


The first line represents the value of the hypothetical $10,000 investment made in the Short-Term Strategic Income Fund on January 3, 1992, before sales charge, and is equal to $13,140 as of October 31, 1996. The second line represents the value of the Salomon Brothers World Government Bond Index and is equal to $12,988 as of October 31, 1996. The third line represents the Short-Term Strategic Income Fund, after sales charge, and is equal to $12,752 as of October 31, 1996.



Short-Term Strategic Income Fund
Class B shares

Line chart with the heading Short-Term Strategic Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of Salomon Brothers World Government Bond Index and is equal to $14,193 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Short-Term Strategic Income Fund on December 28, 1990, and is equal to $13,676 as of October 31, 1996.

*No contingent deferred sales charge applicable.


John Hancock Funds - Short-Term Strategic Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996.
You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1996
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $88,399,118)                                  $90,590,253
Joint repurchase agreement (cost - $5,448,000)                5,448,000
                                                            -----------
                                                             96,038,253
Cash                                                              1,963
Receivable for shares sold                                       58,966
Interest receivable                                           2,669,607
Other assets                                                     11,479
                                                            -----------
Total Assets                                                 98,780,268
-----------------------------------------------------------------------
Liabilities:
Dividend payable                                                  7,744
Payable for shares repurchased                                   35,911
Payable for investments purchased                             1,057,292
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                          82,345
Payable for foreign taxes                                         4,656
Accounts payable and accrued expenses                           116,739
                                                            -----------
Total Liabilities                                             1,304,687
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                             124,014,023
Accumulated net realized loss on investments and
foreign currency transactions                               (28,719,289)
Net unrealized appreciation of investments and
foreign currency transactions                                 2,184,002
Distributions in excess of net investment income                 (3,155)
                                                            -----------
Net Assets                                                  $97,475,581
=======================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $49,338,312/5,832,864                                   $8.46
=======================================================================

Class B - $48,137,269/5,697,720                                   $8.45
=======================================================================

Maximum Offering Price Per Share*
Class A - ($8.46 x 103.09%)                                       $8.72
=======================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1996
-----------------------------------------------------------------------
Investment Income:
Interest (net of foreign withholding taxes of $12,610)       $9,023,172
                                                            -----------
Expenses:
Distribution/service fee - Note B
Class A                                                          99,415
Class B                                                         634,513
Investment management fee - Note B                              640,833
Transfer agent fee - Note B                                     210,708
Custodian fee                                                   124,321
Auditing fee                                                     69,772
Registration and filing fees                                     27,927
Printing                                                         26,207
Trustees' fees                                                   14,884
Miscellaneous                                                     9,726
Organization expense - Note A                                     8,623
Financial services fee - Note B                                   6,208
Legal fees                                                        4,907
                                                            -----------
Total Expenses                                                1,878,044
-----------------------------------------------------------------------
Net Investment Income                                         7,145,128
-----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized loss on investments sold                          (810,397)
Net realized loss on foreign currency transactions              (39,556)
Change in net unrealized appreciation/depreciation
of investments                                                1,354,958
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                 17,928
                                                            -----------
Net Realized and Unrealized Gain
on Investments and Foreign
Currency Transactions                                           522,933
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                    $7,668,061
=======================================================================

See notes to financial statements.





Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                                                --------------------------
                                                                                     1995           1996
                                                                                ------------   -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                             $8,936,129     $7,145,128
Net realized loss on investments
sold and foreign currency transactions                                            (5,911,889)      (849,953)
Change in net unrealized appreciation/
depreciation of investments and
foreign currency transactions                                                      5,061,667      1,372,886
Net Increase in Net Assets Resulting                                            ------------   ------------
from Operations                                                                    8,085,907      7,668,061
                                                                                ------------   ------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.6084 and $0.5702 per
share, respectively)                                                              (1,163,444)    (2,214,100)
Class B - ($0.5592 and $0.5203 per
share, respectively)                                                              (5,943,424)    (4,078,534)
Distributions from capital paid-in
Class A - ($0.1566 and $0.0773 per
share, respectively)                                                                (299,463)      (299,953)
Class B - ($0.1439 and $0.0706 per
share, respectively)                                                              (1,529,798)      (552,541)
                                                                                ------------   ------------
Total Distributions to Shareholders                                               (8,936,129)    (7,145,128)
                                                                                ------------   ------------
From Fund Share Transactions - Net*                                               (9,033,071)    (4,644,938)
                                                                                ------------   ------------
Net Assets:
Beginning of period                                                              111,480,879    101,597,586
                                                                                ------------   ------------
End of period (including distributions
in excess of net investment income of
$15,650, and $3,155, respectively)                                              $101,597,586    $97,475,581
                                                                                ============   ============

* Analysis of Fund Share Transactions:
                                                                   YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------
                                                              1995                         1996
                                                  ---------------------------   ---------------------------
                                                     SHARES         AMOUNT         SHARES         AMOUNT
                                                  ------------   ------------   ------------   ------------
CLASS A
Shares sold                                          1,378,812    $11,536,477      5,224,426    $44,002,197
Shares issued to shareholders in                  ------------   ------------   ------------   ------------
reinvestment of distributions                          123,825      1,038,224        173,166      1,459,286
                                                  ------------   ------------   ------------   ------------
                                                     1,502,637     12,574,701      5,397,592     45,461,483
Less shares repurchased                             (1,027,565)    (8,585,443)    (1,584,884)   (13,356,794)
                                                  ------------   ------------   ------------   ------------
Net increase                                           475,072     $3,989,258      3,812,708    $32,104,689
                                                  ============   ============   ============   ============

CLASS B
Shares sold                                          2,159,157    $18,090,152      1,947,251    $16,384,501
Shares issued to shareholders in
reinvestment of distributions                          493,658      4,130,850        276,956      2,329,163
                                                  ------------   ------------   ------------   ------------
                                                     2,652,815     22,221,002      2,224,207     18,713,664
Less shares repurchased                             (4,211,675)   (35,243,331)    (6,595,024)   (55,463,291)
                                                  ------------   ------------   ------------   ------------
Net decrease                                        (1,558,860)  ($13,022,329)    (4,370,817)  ($36,749,627)
                                                  ============   ============   ============   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------
                                                    1992      1993      1994      1995      1996
                                                 -------   -------   -------   -------   -------
CLASS A (1)
Per Share Operating Performance
Net Asset Value, Beginning of Period               $9.86     $9.32     $9.12     $8.47     $8.41
                                                 -------   -------   -------   -------   -------
Net Investment Income                               0.65      0.83(2)   0.76(2)   0.77(2)   0.65
Net Realized and Unrealized Gain
(Loss) on Investments and
Foreign Currency Transactions                      (0.55)    (0.20)    (0.53)    (0.06)     0.05
                                                 -------   -------   -------   -------   -------
Total from Investment Operations                    0.10      0.63      0.23      0.71      0.70
                                                 -------   -------   -------   -------   -------
Less Distributions:
Dividends from Net Investment Income               (0.64)    (0.83)    (0.62)    (0.61)    (0.57)
Distributions in Excess of Net
Investment Income                                     --        --     (0.04)       --        --
Distributions in Excess of Net
Realized Gain on Investments Sold                     --        --     (0.12)       --        --
Distributions from Capital Paid-in                    --        --     (0.10)    (0.16)    (0.08)
                                                 -------   -------   -------   -------   -------
Total Distributions                                (0.64)    (0.83)    (0.88)    (0.77)    (0.65)
                                                 -------   -------   -------   -------   -------
Net Asset Value, End of Period                     $9.32     $9.12     $8.47     $8.41     $8.46
                                                 =======   =======   =======   =======   =======

Total Investment Return at Net
Asset Value(3)                                      1.16%(4)  6.78%     2.64%     8.75%     8.60%
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                                  $20,468   $11,130   $13,091   $16,997   $49,338
Ratio of Expenses to Average
Net Assets                                          1.37%(4)  1.21%     1.26%     1.33%     1.48%
Ratio of Net Investment Income
to Average Net Assets                               8.09%(4)  8.59%     8.71%     9.13%     7.59%
Portfolio Turnover Rate                               86%      306%      150%      147%       77%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

CLASS B (1)
Per Share Operating Performance
Net Asset Value, Beginning of Period              $10.01     $9.31     $9.11     $8.46     $8.40
                                                 -------   -------   -------   -------   -------
Net Investment Income                               0.87      0.75(2)   0.70(2)   0.70(2)   0.59
Net Realized and Unrealized Gain
(Loss) on Investments
and Foreign Currency Transactions                  (0.80)    (0.20)    (0.53)    (0.06)     0.05
                                                 -------   -------   -------   -------   -------
Total from Investment Operations                    0.07      0.55      0.17      0.64      0.64
                                                 -------   -------   -------   -------   -------
Less Distributions:
Dividends from Net Investment Income               (0.77)    (0.75)    (0.56)    (0.56)    (0.52)
Distributions in Excess of Net
Investment Income                                     --        --     (0.04)       --        --
Distributions in Excess of Net
Realized Gain on Investments Sold                     --        --     (0.12)       --        --
Distributions from Capital Paid-in                    --        --     (0.10)    (0.14)    (0.07)
                                                 -------   -------   -------   -------   -------
Total Distributions                                (0.77)    (0.75)    (0.82)    (0.70)    (0.59)
                                                 -------   -------   -------   -------   -------
Net Asset Value, End of Period                     $9.31     $9.11     $8.46     $8.40     $8.45
                                                 =======   =======   =======   =======   =======

Total Investment Return at Net
Asset Value (3)                                     0.64%     5.98%     1.93%     7.97%     7.89%
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                                 $236,059  $142,873   $98,390   $84,601   $48,137
Ratio of Expenses to Average
Net Assets                                          2.07%     2.01%     1.99%     2.07%     2.12%
Ratio of Net Investment Income
to Average Net Assets                               8.69%     7.81%     8.00%     8.40%     7.07%
Portfolio Turnover Rate                               86%      306%      150%      147%       77%

(1) Class A shares and Class B shares commenced operations on January 3, 1992 and
    December 28, 1990, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Annualized.

See notes to financial statements.





Schedule of Investments
October 31, 1996
-----------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Fund on October 31, 1996. It's divided into two main categories: bonds and short-term investments. Bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash"
position, are listed last.

                                          INTEREST   PAR VALUE      MARKET
ISSUER, DESCRIPTION                        RATE    (000'S OMITTED)   VALUE
--------------------------------------    --------  ------------    --------
BONDS
Australian Dollar (4.19%)
State of Queensland Treasury,
Gtd Deb Ser 99 07-14-99                      8.000%       5,000   $4,085,473
                                                                 -----------
Canadian Dollar (0.80%)
Republic of Argentina, (Argentina),
Deb Ser EMTN 10-14-97                       10.500        1,000      775,656
                                                                 -----------
Chilean Peso (3.40%)
Citibank, N.A., Nassau Time
Deposit 11-18-96 (Time deposit
with redemption linked to
Chilean Peso Fx rates)**                    12.000      466,776    1,110,445
Citibank, N.A., Nassau Time
Deposit 03-17-97 (Time
deposit with redemption linked
to Chilean Peso Fx rates)**                 12.800      924,685    2,199,798
                                                                 -----------
                                                                   3,310,243
                                                                 -----------
Czech Koruna (2.66%)
SKOFIN,Gtd Deb 02-09-98                     11.625       70,000    2,596,640
                                                                 -----------
Greek Drachma (0.63%)
Hellenic Republic Treasury,
Bill 01-31-97                                 Zero      150,000      612,424
                                                                 -----------
Hungarian Forint (0.90%)
Republic of Hungary,
Floating Rate Bond
Ser 97/L 02-01-97                           31.600      136,000      881,121
                                                                 -----------
Italian Lira (1.14%)
Republic of Italy Treasury,
Bond 12-01-97                                9.500    1,650,000    1,109,654
                                                                 -----------
Spanish Peseta (2.04%)
Kingdom of Spain,
Deb 10-31-98                                 9.900      240,000    1,990,850
                                                                 -----------
Swedish Krona (1.08%)
Kingdom of Sweden, Bond
Ser 1020 01-23-97                           10.750        6,800    1,047,542
                                                                 -----------
U.S. Dollar (76.10%)
Banco Central de Costa Rica,
(Costa Rica), Floating Rate
Bond Ser A 05-21-05                         6.344*        1,023      951,576
(Costa Rica), Floating Rate
Note Ser B 05-21-05                         6.344*        1,023      951,576
Banco Central de Brazil, (Brazil),
Floating Rate Note 10-15-99                 6.469*        1,821    1,798,662
Banco Credibanco S.A., (Brazil),
Deb Ser EMTN 11-25-97                       11.625        1,376    1,420,720
Banco de Galica y Bueno
Aries S.A., (Argentina),
Floating Rate Note
Ser EMTN 04-15-99                           9.263*        1,500    1,533,750
Banco Nacional de
Comericio Exterior, S.N.C.,
(Mexico), Floating Rate
Note 06-23-97 (R)                          10.758*        1,000    1,026,250
Bridas Corp., (British Virgin
Islands), Sr Note 11-15-99                  12.500        1,500    1,582,500
Centrais Electricas
Brasileiras S.A., (Brazil),
Sr Unsub Deb 10-30-98 (R)                   10.000        1,000    1,037,500
Empresas ICA Sociedad S.A.
de C.V., (Mexico), Note
05-30-01 (R)                                11.875        2,000    2,062,500
Essar Gujarat Ltd., (India),
Floating Rate
Note 07-15-99 (R)                           8.537*        2,000    1,940,000
Federative Republic of
Brazil, (Brazil), Floating
Rate Bond Ser EI-L 04-15-06                 6.500*        3,200    2,528,000
Financiera Energetica Nacional
S.A., (Colombia), Unsub Deb
Ser REGS 06-15-06                            9.375        1,000    1,023,750
Government of Barbados,
(Barbados), Unsub
Deb 06-09-97 (R)                            10.500        1,000    1,010,000
ING Bank Sao Paolo,
(Brazil), Deb 10-19-97                      10.250          400      410,000
Kingdom of Denmark, (Denmark),
Floating Rate Note 09-10-97                  5.531*      21,000   21,000,000
Klabin Fabricadora de Papel e
Celulose S.A., (Brazil), Gtd
Deb 08-12-04 (R)                            11.000          500      512,500
Northwest Airlines, Inc.,
Sr Note 12-31-00                            12.092        2,765    2,844,993
OPP Petroquimica S.A.,
(Brazil), Bond 10-29-04 (R)                 11.000          500      496,250
PT Semen Cibinong, (Indonesia),
Note 12-15-98                                9.000        2,000    2,045,000
Petroleo Brasileiro S.A., (Brazil),
Floating Rate Note 06-08-98                10.150*        2,000    2,075,000
Republic of Argentina, (Argentina),
Global Bond 02-23-01                         9.250        2,000    1,952,500
Republic of Panama, (Panama),
 Floating Rate Note 05-10-02                6.629*        4,846    4,652,323
Republic of Venezuela,
(Venezuela), Floating Rate
Bond Ser DL 12-18-07                        6.625*        3,000    2,456,250
Siderar S.A.I.C., (Argentina),
Note 10-18-97 (R)                           11.000        1,000    1,020,000
Transportacion Maritima
Mexicana S.A. de C.V., (Mexico),
Note 05-15-03                                9.250        1,500    1,428,750
Tubos de Acero de Mexico,
(Mexico), Unsub Deb
Ser REGS 12-08-99                           13.750        2,500    2,781,250
United Mexican States,
(Mexico), Note 02-06-01                      9.750        1,500    1,518,750
United States Treasury,
Note 05-15-99                                6.375       10,000   10,120,300
                                                                 -----------
                                                                  74,180,650
                                                                 -----------
                          TOTAL BONDS
                   (Cost $88,399,118)                   (92.94%)  90,590,253
                                                       --------  -----------


SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.59%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets, Inc. -
Dated 10-31-96, Due 11-01-96
(secured by U.S. Treasury Bonds,
6.250% Due 08-15-23, and
7.250% Due 05-15-16) -
Note A                                        5.54%      $5,448   $5,448,000
                                                                 -----------
         TOTAL SHORT-TERM INVESTMENTS                    (5.59%)   5,448,000
                                                       --------  -----------
                   TOTAL INVESTMENTS                    (98.53%) $96,038,253
                                                       ========  ===========

NOTES TO SCHEDULE OF INVESTMENTS

*    Represents rate in effect on October 31, 1996.

**   An indexed security's value is linked to changes in foreign currencies, interest rates or other reference instruments. Indexed securities amounted to $3,310,243 or 3.40% as of October 31, 1996.

#    Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

(R)  Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
     Rule 144A securities amounted to $9,105,000 or 9.34% as of October 31, 1996.

EMTN Euro Medium Term Note

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
---------------------------------------------------------------------------------------
The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the
Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at October 31, 1996 assigned to the various investment categories.

                                                   MARKET VALUE AS A
INVESTMENT CATEGORIES                              % OF NET ASSETS
--------------------------------------------------------------------
Automobile/Trucks                                          2.66%
Banks                                                     11.70
Building Products                                          2.10
Construction                                               2.12
Chemicals                                                  0.51
Finance                                                    1.05
Governmental - Foreign                                    46.80
Governmental - U.S. Agencies                              10.38
Oil & Gas                                                  3.75
Paper & Paper Products                                     0.53
Steel                                                      5.89
Transportation                                             4.39
Utility                                                    1.06
Short-term Investments                                    5.59
                                                       --------
                    TOTAL INVESTMENTS                     98.53%
                                                       ========

See notes to financial statements.




NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Short-Term Strategic Income Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high level of current income by investing primarily in debt securities of foreign governments and companies including those in emerging markets, as well as the U.S. Government, its agencies and instrumentalities and U.S. companies. The Fund maintains an average portfolio maturity of three years or less.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The
Fund has $28,719,289 capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains.
To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: October 31, 1999 -- $470,652, October 31, 2000 -- $17,243,199, October 31, 2001 --
$3,127,414, October 31, 2002 -- $2,774,082, and October 31, 2003 -- $5,103,942.
Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund were capitalized and were charged to the Fund's operations ratably over a five year period that commenced with the investment operations of the Fund.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

At October 31, 1996, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1996, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended October
31, 1996.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended October 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $127,241. Of this amount, $17,608 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $50,778 was paid as sales commissions to unrelated broker-dealers and $58,855 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within four years of purchase (three years for purchases prior to January 1, 1994) will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, the contingent deferred sales charges paid to JH Funds amounted to $79,038.

In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B ranged from 0.90% to 1.00% of average daily net assets throughout the period.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

On August 27, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $321.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated $61,056,675 and $72,773,885, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $9,990,625 and $6,021,563, respectively, during the period ended October 31, 1996.

The cost of investments owned at October 31, 1996 (including the joint repurchase agreement) for federal income tax purposes was $93,847,118. Gross unrealized appreciation and depreciation of investments aggregated $2,612,021 and $420,886, respectively, resulting in net unrealized appreciation of $2,191,135.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1996, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,347,025, a decrease in distributions in excess of net investment income of $12,495 and a decrease in capital paid-in of $1,359,520. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of organization expense, net realized foreign currency transactions, and return of capital distributions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Short-Term Strategic Income Fund and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Short-Term Strategic Income Fund (the "Fund") (a series of Freedom Investment Trust II) at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP

Boston, Massachusetts

December 12, 1996



SHAREHOLDER MEETING (UNAUDITED)

On June 28, 1996, a special meeting of John Hancock Short-Term Strategic Fund was held.

The Shareholders approved a new investment management contract between John Hancock Advisers, Inc. and the Fund. The shareholder votes were 5,519,097 FOR, 157,685 AGAINST and 295,607 ABSTAINING.

The Shareholders approved an Amended and Restated Declaration of Trust. The shareholder votes were 5,370,408 FOR, 146,841 AGAINST and 438,541 ABSTAINING.

The Shareholders redesignated as nonfundamental the Fund's fundamental investment restriction on investing in other investment companies. The shareholder votes were 5,313,850 FOR, 160,227 AGAINST and 481,713
ABSTAINING.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                FOR        WITHHELD
------------------------    ---------     --------
Dennis S. Aronowitz         6,295,757     142,447
Edward J. Boudreau, Jr.     6,294,042     144,162
Richard P. Chapman, Jr.     6,294,463     143,742
William J. Cosgrove         6,295,757     142,447
Douglas M. Costle           6,294,938     143,266
Leland O. Erdahl            6,294,860     143,344
Richard A. Farrell          6,294,860     143,344
Gail D. Fosler              6,295,757     142,447
William F. Glavin           6,294,463     143,742
Anne C. Hodsdon             6,284,286     153,918
Dr. John A. Moore           6,294,938     143,266
Patti McGill Peterson       6,284,286     153,918
John W. Pratt               6,295,757     142,447
Richard S. Scipione         6,294,463     143,742
Edward J. Spellman          6,295,757     142,447

TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1996.

None of the distributions qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1996 U.S. Treasury Department Form 1099-DIV in January of 1997. This will reflect the total of all distributions which are taxable for calendar year 1996.



NOTES
John Hancock Funds - Short-Term Strategic Income Fund

[THIS PAGE INTENITONALLY LEFT BLANK]



NOTES
John Hancock Funds - Short-Term Strategic Income Fund

[THIS PAGE INTENITONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Short-Term Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                                             3200A 10/96
                                                                   12/96





                          John Hancock Funds

                               Growth
                                Fund

                            Annual Report

                           October 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costile*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*

*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions.
Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



By Bernice Behar, CFA, Portfolio Manager

John Hancock
Growth Fund

Large company growth stocks lead market's advance

"...growth
stocks rallied
significantly
during the
past year."


Recently, the Fund's fiscal year end changed from December to October. What follows is a discussion of the Fund's performance for the 12 months ended October 31, 1996.

With corporate profits growing, the economy moving along at a moderate pace, inflation low, and interest rates subdued, growth stocks rallied significantly during the past year. Corporate earnings were the key ingredient to the market's strength. While the market punished those companies that disappointed investors with lower-than-expected earnings (especially small companies and technology concerns) by pushing their stocks lower, it handsomely rewarded those that continued posting strong earnings gains.

Among the market's big winners this year were many high-profile, blue-chip growth stocks. Throughout much of the period, investors favored these stable growth companies, which they viewed as being better able to sustain their earnings growth even if the economy were to slow. The Fund's relatively large holdings in these stocks helped it post a strong performance during the period. For the year ended October 31, 1996, John Hancock Growth Fund Class A and Class B shares posted total returns at net asset value of 18.37% and 17.52%, respectively. That was in comparison to the average growth fund's return of 18.47%, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term Fund performance information.

Strategy overview

A 2 1/4" x 3 1/4" photo of fund management team at bottom right. Caption reads: "Fund Management Team Members (l-r): Rob Hallisey, Bernice Behar, Anurag Pandit, Andrew Slabin".

Roughly six months ago, we began reducing the Fund's stake in consumer non-durable stocks such as pharmaceuticals. We replaced them with stocks that we believed were likely to exhibit strong earnings growth as the economy's growth accelerated. For example, we had a sense that economic growth could set off a wave of investment spending on technology and telecommunications. That's why we added Cascade Communications, a company that makes products that aid in networking, and Intel, the semiconductor chip manufacturer. Not only was economic growth a little better than most observers expected, but these stocks got an added boost from the fact that investors favored them over smaller, less well-known stocks where future earnings were less certain. Throughout the past six months, we continued on a course of emphasizing large, well-known growth stocks. Our commitment to owning the best companies available in the growth arena paid off. That said, here's a closer look at the performance of some of our top holdings:



Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Adaptec 2.8% 2) Paychex 2.7%
3) Gillette 2.7% 4) Intel 2.5% 5) HBO & Co. 2.4%. A footnote below reads "As a percentage of net assets on October 31, 1996."

"...we
continued on
a course of
emphasizing
large,
well-known
growth
stocks."

Table entitled "Scorecard" at bottom left hand column. The heading for the left column is "Investment"; the heading for the center column is "Recent performance... and what's behind the numbers". The first listing is "Lucent Technologies" followed by an up arrow and the phrase "Growth in telecom infrastructure". The second listing is "Nike" followed by an up arrow and the phrase "Leading sporting goods manufacturer." The third listing is "Clear Channel Communications" followed by a down arrow and the phrase "Stock price with profit taking." Footnote below reads "See Schedule of Investments. Investment holdings are subject to change."

Paychex: The stock price of this payroll-processing and payroll-tax-preparation company rose more than 20% over the past six months. The company serves businesses that are outsourcing their payroll functions.

Adaptec: A leading maker of small computer system interface systems used to connect peripherals to computers, Adaptec suffered along with most technology companies in the summer. But since then, the stock has bounced back.

APAC Teleservices: Up roughly 40% from six months ago, this company provides outsourced telephone-based sales, marketing and customer-management services. Its customers are large companies with very large inbound and outbound annual call volume, including credit-card issuers and telecommunications companies.

Coca-Cola: The world's largest producer of soft-drink concentrates continued to grab market share from its competitors while maintaining healthy earnings growth. Its stock rose roughly 20% over the past six months.

Cisco Systems: Despite the correction technology stocks suffered during the summer, Cisco, which produces network equipment and software, rose to $62 at the end of the period, up about 20% from six months earlier.

Cardinal Health: A distributor of health and beauty-care products, pharmaceuticals, surgical and hospital supplies, its stock rose about $20 from six months ago, ending the period at $83.

Intel: The stock price of this leading maker of microcomputer components and related products rose an impressive $40 over the most recent six month period, to close the period at roughly $110. Much of the stock's rise came after the company announced a 40% income jump for the third quarter.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended October 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 18.37% total return for the John Hancock Growth Fund: Class A. The second represents the 17.52% total return for the John Hancock Growth Fund: Class B. The third represents the 18.47% total return for the average growth fund. A footnote below reads: "The total returns for John Hancock Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services. See following two pages for historical performance information."


"...growth
stocks still
have room to
continue to
move
higher..."


Gillette: This well-known consumer products company, which produces toiletries, including razors, electric shavers and dental products, as well as products ranging from coffee makers to Paper Mate and Parker pens, rose from about $55 six months ago to nearly $75 at the end the end of October.

Many of our smaller holdings also performed well. Our energy stocks, including Diamond Offshore Drilling and Reading & Bates, benefited from rising oil and gas prices as well as increased global demand. Some of our retail stocks, including Nike and Saks Holdings (the parent company of Saks Fifth Avenue), benefited from a rise in consumer confidence. As always, there were some disappointments. Corrections Corp. of America, which operates prisons, and Clear Channel Communications, which operates radio and television stations, both suffered from a round of profit taking late in the period.

Outlook

In our view, growth stocks still have room to continue to move higher, assuming good earnings growth. We anticipate that earnings will remain strong for the fourth quarter of this year, although they are not likely to be as robust as we saw in the third quarter. We don't see any real threat of inflation over the next six months and believe that interest rates should remain stable, if not decline somewhat. Given that view, it's likely that we'll remain committed to owning many of the same dynamic companies with their superior track records of growing earnings.
-----------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 and January 3, 1994 for Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                           One       Five     Life of
                          Year      Years        Fund
                         ------     ------   --------
John Hancock Growth
Fund: Class A            12.87%     80.83%     232.99%
John Hancock Growth
Fund: Class B            12.99%       N/A       39.22%(1)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996


                           One       Five     Life of
                          Year      Years        Fund
                         ------     ------   --------
John Hancock Growth
Fund: Class A            12.87%     12.58%      12.78%
John Hancock Growth
Fund: Class B            12.99%       N/A       12.84%(1)

Notes to Performance
(1) Class B shares commenced on January 3, 1994.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Growth Fund would be worth on October 31, 1996, assuming you have been invested on the day each class of shares started or have been invested for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Growth Fund
Class A shares

Line chart with the heading Growth Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $39,194 as of October 31, 1996.

The second line represents the value of the hypothetical $10,000 investment made in the Growth Fund on October 31, 1986, before sales charge, and is equal to $32,800 as of October 31, 1996.

The third line represents the Growth Fund, after sales charge, and is equal to $31,163 as of October 31, 1996.


Growth Fund
Class B shares

Line chart with the heading Growth Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $16,250 as of October 31, 1996.

The second line represents the value of the hypothetical $10,000 investment made in the Growth Fund, before sales charge, on January 3, 1994, and is equal to $13,965 as of October 31, 1996.

The third line represents the value of the Growth Fund, after sales charge, and is equal to $13,665 as of October 31, 1996.




John Hancock Funds - Growth Fund

Statement of Assets and Liabilities
October 31, 1996
----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks (cost $174,301,069)           $280,851,563
Joint repurchase agreement (cost - $24,312,000)             24,312,000
Corporate savings account                                          512
                                                          ------------
                                                           305,164,075
Receivable for shares sold                                      10,602
Dividends receivable                                            98,756
Interest receivable                                              3,833
Other assets                                                    27,871
                                                          ------------
Total Assets                                               305,305,137
----------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                  18,440
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                        309,405
Accounts payable and accrued expenses                           78,272
                                                          ------------
Total Liabilities                                              406,117
----------------------------------------------------------------------
Net Assets:
Capital paid-in                                            168,641,451
Accumulated net realized gain on investments                29,715,818
Net unrealized appreciation of investments                 106,551,500
Accumulated net investment loss                                 (9,749)
                                                          ------------
Net Assets                                                $304,899,020
======================================================================

Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding -
unlimited number of shares authorized
with no par value, respectively)
Class A - $279,425,384/12,004,765                               $23.28
======================================================================

Class B - $25,473,636/1,115,600                                 $22.83
======================================================================

Maximum Offering Price Per Share*
Class A - ($23.28 x 105.26%)                                    $24.51
======================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.





Statement of Operations
-------------------------------------------------------------------------------------------
                                                           YEAR ENDED,          PERIOD FROM
                                                          DECEMBER 31,   JANUARY 1, 1996 TO
                                                                 1995      OCTOBER 31, 1996(1)
                                                        --------------  ------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $14,730 and $6,297,
respectively)                                               $1,202,907           $1,252,865
Interest                                                       785,627              536,990
                                                            ----------           ----------
                                                             1,988,534            1,789,855
                                                            ----------           ----------
Expenses:
Investment management fee - Note B                           1,561,020            1,884,304
Distribution/service fee - Note B
Class A                                                        559,382              659,141
Class B                                                         82,591              176,381
Transfer agent fee - Note B                                    578,813              629,454
Printing                                                        46,658               31,624
Custodian fee                                                   43,950               47,233
Auditing fee                                                    32,214               33,973
Registration and filing fees                                    29,808               77,260
Trustees' fees                                                  15,625               21,212
Miscellaneous                                                   10,421                8,722
Legal fees                                                       1,633               27,099
Financial services fee - Note B                                     --               44,503
                                                            ----------           ----------
Total Expenses                                               2,962,115            3,640,906
-------------------------------------------------------------------------------------------
Net Investment Loss                                           (973,581)          (1,851,051)
-------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain on investments
sold                                                         9,207,214           29,604,241
Change in net unrealized appreciation/
depreciation of investments                                 30,638,725           21,436,182
                                                            ----------           ----------
Net Realized and Unrealized Gain on
Investments                                                 39,845,939           51,040,423
-------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                            $38,872,358          $49,189,372
===========================================================================================

(1) Effective October 31, 1996, the fiscal period changed from December 31 to October 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,    PERIOD FROM
                                                                                 --------------------------- JANUARY 1, 1996
                                                                                      1994          1995   TO OCTOBER 31, 1996(1)
                                                                                  ------------  ------------  ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                                  ($986,780)    ($973,581)  ($1,851,051)
Net realized gain on investments sold                                                1,529,276     9,207,214    29,604,241
Change in net unrealized appreciation/
depreciation of investments                                                        (13,091,731)   30,638,725    21,436,182
                                                                                  ------------  ------------  ------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                                   (12,549,235)   38,872,358    49,189,372
                                                                                  ------------  ------------  ------------
Distributions to Shareholders:
Distributions from net realized gain
on investments sold
Class A - ($0.2020, $0.6945,
and none per share, respectively)                                                   (1,850,208)   (8,391,968)           --
Class B - ($0.2020, $0.6945,
and none per share, respectively)                                                      (43,984)     (552,264)           --
Class C - ($0.2020, none, and
none per share, respectively)                                                          (18,255)           --            --
                                                                                  ------------  ------------  ------------
                                                                                    (1,912,447)   (8,944,232)           --
                                                                                  ------------  ------------  ------------
From Fund Share Transactions - Net*:                                                 2,086,820    75,837,052    (1,902,994)
                                                                                  ------------  ------------  ------------
Net Assets:
Beginning of period                                                                164,222,326   151,847,464   257,612,642
                                                                                  ------------  ------------  ------------
End of period (including accumulated
net investment loss of none, none, and
$9,749, respectively)                                                             $151,847,464  $257,612,642  $304,899,020
                                                                                  ============  ============  ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

* Analysis of Fund Share Transactions:

                                                     YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------   PERIOD FROM JANUARY 1, 1996
                                                   1994                        1995                TO OCTOBER 31, 1996 (1)
                                       ----------------------------  ------------------------   ---------------------------
                                           SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                       -------------  -------------  -----------  ------------  ------------  -------------
CLASS A
Shares sold                                4,198,071   $71,177,794     1,671,481   $32,932,574     2,868,866   $62,914,842
Shares issued in reorganization -
Note D                                            --            --     3,788,495    77,588,384            --            --
Shares issued to shareholders in
reinvestment of distributions                110,953     1,738,305       402,050     7,803,606            --            --
                                         -----------   -----------   -----------   -----------   -----------   -----------
                                           4,309,024    72,916,099     5,862,026   118,324,564     2,868,866    62,914,842
Less shares repurchased                   (4,457,375)  (75,094,698)   (2,691,827)  (52,370,704)   (3,252,462)  (70,867,350)
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease)                     (148,351)  ($2,178,599)    3,170,199   $65,953,860      (383,596)  ($7,952,508)
                                         ===========   ===========   ===========   ===========   ===========   ===========

CLASS B
Shares sold                                  259,658    $4,192,534       333,335    $6,333,583     2,230,077   $49,208,673
Shares issued in reorganization -
Note D                                            --            --       471,911     9,563,328            --            --
Shares issued to shareholders in
reinvestment of distributions                  2,737        42,721        27,495       526,875            --            --
                                         -----------   -----------   -----------   -----------   -----------   -----------
                                             262,395     4,235,255       832,741    16,423,786     2,230,077    49,208,673
Less shares repurchased                      (21,948)     (347,495)     (246,690)   (4,843,723)   (1,940,975)  (43,159,159)
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net increase                                 240,447    $3,887,760       586,051   $11,580,063       289,102    $6,049,514
                                         ===========   ===========   ===========   ===========   ===========   ===========

CLASS C **
Shares sold                                   30,518      $480,690           841       $15,270
Shares issued to shareholders
in reinvestment of distributions               1,121        17,646            --            --
                                         -----------   -----------   -----------   -----------
                                              31,639       498,336           841        15,270
Less shares repurchased                       (7,014)     (120,677)      (99,061) (  1,712,141
                                         -----------   -----------   -----------   -----------
Net increase (decrease)                       24,625      $377,659       (98,220)  ($1,696,871)
                                         ===========   ===========   ===========   ===========

**  All Class C shares were redeemed on March 31, 1995.
(1) Effective October 31, 1996, the fiscal period changed from December 31 to October 31.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                              YEAR ENDED DECEMBER 31,                   PERIOD FROM
                                                -----------------------------------------------        JANUARY 1 1996
                                                   1992        1993         1994         1995       TO OCTOBER 31, 1996(9)
                                                --------     --------     --------     --------     ------------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period              $17.48       $17.32       $17.40       $15.89                  $19.51
                                                --------     --------     --------     --------                --------
Net Investment Income (Loss)                       (0.06)       (0.11)       (0.10)       (0.09)(1)               (0.13)(1)
Net Realized and Unrealized Gain (Loss)
on Investments                                      1.10         2.33        (1.21)        4.40                    3.90
                                                --------     --------     --------     --------                --------
Total from Investment Operations                    1.04         2.22        (1.31)        4.31                    3.77
                                                --------     --------     --------     --------                --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold                                   (1.20)       (2.14)       (0.20)       (0.69)                     --
                                                --------     --------     --------     --------                --------
Total Distributions                                (1.20)       (2.14)       (0.20)       (0.69)                     --
                                                --------     --------     --------     --------                --------
Net Asset Value, End of Period                    $17.32       $17.40       $15.89       $19.51                  $23.28
                                                ========     ========     ========     ========                ========

Total Investment Return at Net Asset Value(2)       6.06%       13.03%      (7.50%)       27.17%                  19.32%(6)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)       $153,057     $162,937     $146,466     $241,700                $279,425
Ratio of Expenses to Average Net Assets             1.60%        1.56%        1.65%        1.48%                   1.48%(7)
Ratio of Net Investment Income (Loss) to
Average Net Assets                                 (0.36%)      (0.67%)      (0.64%)      (0.46%)                 (0.73%)(7)
Portfolio Turnover Rate                               71%          68%          52%          68%(3)                  59%
Average brokerage commission rate(4)                 N/A          N/A          N/A          N/A                 $0.0695


                                                                            YEAR ENDED DECEMBER 31,         PERIOD FROM
                                                                           ------------------------     JANUARY 1, 1996
                                                                              1994(5)      1995     TO OCTOBER 31, 1996(9)
                                                                          --------     --------    --------------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                        $17.16       $15.83                  $19.25
                                                                          --------     --------                --------
Net Investment Loss(1)                                                       (0.20)       (0.26)                  (0.26)
Net Realized and Unrealized Gain (Loss)
on Investments                                                               (0.93)        4.37                    3.84
                                                                          --------     --------                --------
Total from Investment Operations                                             (1.13)        4.11                    3.58
                                                                          --------     --------                --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold                                                             (0.20)       (0.69)                     --
                                                                          --------     --------                --------
Net Asset Value, End of Period                                              $15.83       $19.25                  $22.83
                                                                          ========     ========                ========

Total Investment Return at Net Asset Value(2)                                (6.56%)(6)   26.01%                  18.60%(6)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                                   $3,807      $15,913                 $25,474
Ratio of Expenses to Average Net Assets                                       2.38%(7)     2.31%                   2.18%(7)
Ratio of Net Investment Loss to Average Net Assets                           (1.25%)(7)   (1.39%)                 (1.42%)(7)
Portfolio Turnover Rate                                                         52%          68%(3)                  59%
Average brokerage commission rate(4)                                           N/A          N/A                 $0.0695


                                                                      PERIOD ENDED   YEAR ENDED
                                                                       DECEMBER 31, DECEMBER 31,           PERIOD ENDED
                                                                              1993         1994          MARCH 31, 1995
                                                                          --------     --------                --------
CLASS C (8)
Per Share Operating Performance
Net Asset Value, Beginning of Period                                        $17.05       $17.46                  $16.02
                                                                          --------     --------                --------
Net Investment Income (Loss)                                                 (0.02)       (0.01)                   0.02(1)
Net Realized and Unrealized Gain (Loss) on Investments                        2.57        (1.23)                   1.28
                                                                          --------     --------                --------
Total from Investment Operations                                              2.55        (1.24)                   1.30
                                                                          --------     --------                --------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold                     (2.14)       (0.20)                     --
                                                                          --------     --------                --------
Net Asset Value, End of Period                                              $17.46       $16.02                  $17.32
                                                                          ========     ========                ========

Total Investment Return at Net Asset Value(2)                               (15.18%)(6)   (7.07%)                  8.11%(6)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                                   $1,285       $1,574                  $1,672
Ratio of Expenses to Average Net Assets                                       1.05%(7)     1.12%                   1.05%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets                  (0.17%)(7)   (0.08%)                  0.44%(7)
Portfolio Turnover Rate                                                         68%          52%                     39%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Excludes merger activity.
(4) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(5) Class B shares commenced operations on January 3, 1994.
(6) Not annualized.
(7) Annualized.
(8) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on March 31, 1995.
(9) Effective October 31, 1996, the fiscal period changed from December 31 to October 31.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





The Schedule of Investments is a complete list of all securities owned by the Growth
Fund on October 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
October 31, 1996
-------------------------------------------------------------------------------
                                                   NUMBER OF             MARKET
ISSUER, DESCRIPTION                                   SHARES              VALUE
-------------------------------------------------------------------------------
COMMON STOCK
Banks -- United States (1.76%)
Chase Manhattan Corp.                                  62,400        $5,350,800
                                                                   ------------
Beverages (1.99%)
Coca-Cola Co.                                         120,000         6,060,000
                                                                   ------------
Business Services - Misc (7.53%)
APAC Teleservices, Inc.*                              141,000         6,503,625
Corrections Corp. of America*                         120,000         3,120,000
DST Systems, Inc.*                                     50,000         1,537,500
Paychex, Inc.                                         146,250         8,336,250
Sabre Group Holding, Inc.*                             20,000           610,000
Sterling Commerce, Inc.*                               101,00         2,840,625
                                                                   ------------
                                                                     22,948,000
                                                                   ------------
Computers (16.33%)
Adaptec, Inc.*                                        140,000         8,522,500
Baan Co., N.V.  (Netherlands) *                        50,000         1,850,000
Cabletron Systems, Inc.*                               50,000         3,118,750
cisco Systems, Inc.*                                  110,000         6,806,250
Computer Sciences Corp.*                               30,000         2,227,500
HBO & Co.                                             120,000         7,215,000
McAfee Associates, Inc.*                               33,000         1,501,500
Microsoft Corp.*                                       25,000         3,431,250
Netscape Communications Corp.*                         70,000         3,097,500
Oracle Corp.*                                         140,000         5,923,750
Sun Microsystems, Inc.*                               100,000         6,100,000
                                                                   ------------
                                                                     49,794,000
                                                                   ------------
Cosmetics & Personal Care (4.65%)
Avon Products, Inc.                                   110,000         5,967,500
Gillette Co.                                          110,000         8,222,500
                                                                   ------------
                                                                     14,190,000
                                                                   ------------
Electronics (3.15%)
DSP Communications, Inc.*                              50,000         1,900,000
Intel Corp.                                            70,000         7,691,250
                                                                   ------------
                                                                      9,591,250
                                                                   ------------

Finance (7.76%)
Associates First Capital Corp.
 (Class A)                                            102,500         4,445,938
Concord EFS, Inc.*                                     40,000         1,160,000
First Data Corp.                                       60,000         4,785,000
First USA, Inc.                                        80,000         4,600,000
MBNA Corp.                                            180,000         6,795,000
National Processing, Inc.*                             98,000         1,862,000
                                                                   ------------
                                                                     23,647,938
                                                                   ------------
Leisure (2.39%)
HFS, Inc.*                                             80,000         5,860,000
Marriott International, Inc.                           25,000         1,421,875
                                                                   ------------
                                                                      7,281,875
                                                                   ------------
Linen Supply & Related (1.72%)
Cintas Corp.                                           90,000         5,242,500
                                                                   ------------
Media (5.08%)
Clear Channel Communications, Inc.*                    82,500         6,022,500
Gannett Co., Inc.                                      55,000         4,173,125
Jacor Communications, Inc.*                            28,900           809,200
Tribune Co.                                            55,000         4,496,250
                                                                   ------------
                                                                     15,501,075
                                                                   ------------
Medical (13.00%)
American Home Products Corp.                           40,000         2,450,000
Amgen, Inc.*                                           60,000         3,678,750
Cardinal Health, Inc.                                  82,500         6,476,250
Health Care & Retirement Corp. *                      195,000         4,801,875
Health Management Associates, Inc.
(Class A) *                                           232,500         5,115,000
Johnson & Johnson                                     130,000         6,402,500
Merck & Co., Inc.                                      50,000         3,706,250
Omnicare, Inc.                                         75,000         2,043,750
Pfizer, Inc.                                           60,000         4,965,000
                                                                   ------------
                                                                     39,639,375
                                                                   ------------
Oil & Gas (7.71%)
Diamond Offshore Drilling, Inc.*                      100,000         6,087,500
Halliburton Co.                                        70,000         3,963,750
Reading & Bates Corp.*                                200,000         5,750,000
Schlumberger Ltd.                                      45,000         4,460,625
Western Atlas, Inc.*                                   46,600         3,232,875
                                                                   ------------
                                                                     23,494,750
                                                                   ------------
Retail (9.77%)
CUC International, Inc. *                             213,750         5,236,875
Home Depot, Inc.                                       74,500         4,078,875
Landry's Seafood Restaurants, Inc. *                  150,000         3,075,000
McDonald's Corp.                                       70,000         3,106,250
Men's Wearhouse, Inc. (The) *                          75,000         1,546,875
PETsMART, Inc.*                                       200,000         5,400,000
Saks Holdings, Inc.*                                  107,000         3,745,000
Starbucks Corp.*                                       70,000         2,275,000
Wal-Mart Stores, Inc.                                  50,000         1,331,250
                                                                   ------------
                                                                     29,795,125
                                                                   ------------
Schools / Education (1.28%)
Apollo Group, Inc. (Class A)*                         141,950         3,903,625
                                                                   ------------
Shoes & Related Apparel (1.16%)
Nike, Inc. (Class B)                                   60,000         3,532,500
                                                                   ------------
Telecommunications (5.48%)
Cascade Communications Corp.*                          70,000         5,083,750
Lucent Technologies, Inc.                             100,000         4,700,000
McLeod, Inc. (Class A)*                                90,000         2,925,000
MFS Communications Co., Inc.*                          80,000         4,010,000
                                                                   ------------
                                                                     16,718,750
                                                                   ------------
Textile (1.36%)
Tommy Hilfiger Corp.*                                  80,000         4,160,000
                                                                   ------------
                 TOTAL COMMON STOCK
                 (Cost $174,301,069)                   (92.12%)    $280,851,563
                                                    ---------      ------------

                                                    PAR VALUE
                                      INTEREST         (000'S            MARKET
ISSUER,DESCRIPTION                        RATE       OMITTED)             VALUE
---------------------------------     --------      --------           --------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (7.97%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets, Inc.
Dated 10-31-96, Due 11-01-96
(secured by US Treasury Bond,
10.375% Due 11-15-12,
12.00% Due 8-15-13, 11.25%
Due 2-15-15 and  6.25%
Due 8-15-23) Note A                       5.54%       $24,312       $24,312,000
                                                                   ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                          512
                                                                   ------------
       TOTAL SHORT-TERM INVESTMENTS                    (7.97%)       24,312,512
                                                    ---------      ------------
                  TOTAL INVESTMENTS                  (100.09%)     $305,164,075
                                                    =========      ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. Until July 1, 1996 the Fund was a series of of John Hancock Capital Series. The Trust consists of six series: John Hancock Growth Fund (the "Fund") and John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Special Opportunities Fund, and John Hancock International Fund. On May 21, 1996 the Board of Trustees voted to change the fiscal period end from December 31 to October 31. This change is effective October 31, 1996. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term capital appreciation through investment in stocks that are diversified with regard to industries and issuers.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $250,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $500,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended October 31, 1996, JH Funds received net sales charges of $327,255. Out of this amount, $42,144 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $113,023 was paid as sales commissions to unrelated broker-dealers, and $172,088 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, contingent deferred sales charges amounted to $24,916.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.30% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corp. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

On March 5, 1996, the Board of Trustees approved retroactively to
January 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investment to cover the deferred compensation had unrealized appreciation of $1,006.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended October 31, 1996 aggregated
$160,198,737 and $181,563,386, respectively.

The cost of investments owned at October 31, 1996 (excluding the corporate savings account), for Federal income tax purposes was $198,613,069. Gross unrealized appreciation and depreciation of investments aggregated $111,703,275 and $5,152,781, respectively, resulting in net unrealized appreciation of $106,550,494.

NOTE D --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Capital Growth Fund (JHCGF) approved a plan of reorganization between JHCGF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHCGF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 3,788,495 Class A shares, and 471,911 Class B shares of John Hancock Growth Fund for the net assets of JHCGF, which amounted to $77,588,384 and $9,563,328 for Class A and B shares, respectively, including $20,624,702 of unrealized appreciation, after the close of business on September 15, 1995.

NOTE E --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1996, the Fund has reclassified the accumulated net investment loss of $1,841,302 to capital paid-in. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Freedom Investment Trust II
  John Hancock Growth Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Freedom Investment Trust II, including the schedule of investments, as of October 31, 1996, and the related statements of operations for the period from January 1, 1996 to October 31, 1996 and for the year ended December 31, 1995, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Growth Fund portfolio of John Hancock Freedom Investment Trust II at October 31, 1996, the results of its operations for the period from January 1, 1996 to October 31, 1996 and the year ended December 31, 1995, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                      /S/Ernst & Young LLP

Boston, Massachusetts
December 10, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1996.

The Fund designated distributions to shareholders of 29,715,818 as long-term capital gain dividends. Shareholders will be mailed a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share. The Fund has not paid any distributions of ordinary income dividends during the fiscal year ended October 31, 1996.

None of the distributions noted above qualify for the corporate dividends received deduction.



SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Growth Fund was held.

The Shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 7,179,931 FOR, 160,816 AGAINST and 640,860 ABSTAINING.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE            FOR         WITHHELD
--------------------    ---------     ---------
Dennis S. Aronowitz     7,941,304     291,693
Edward J. Boudreau      7,951,696     281,300
Richard P. Chapman      7,951,852     281,144
William J. Cosgrove     7,947,660     285,337
Douglas M. Costle       7,949,952     283,044
Leland O. Erdahl        7,946,132     286,864
Richard A. Farrell      7,951,243     281,754
Gail D. Fosler          7,949,690     283,306
William F. Glavin       7,933,386     299,611
Anne C. Hodsdon         7,952,849     280,148
Dr. John A. Moore       7,947,906     285,091
Patti McGill Peterson   7,948,493     284,503
John W. Pratt           7,945,169     287,827
Richard S. Scipione     7,933,061     299,936
Edward J. Spellman      7,945,134     287,863



NOTES
John Hancock Funds - Growth Fund

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NOTES
John Hancock Funds - Growth Fund

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NOTES
John Hancock Funds - Growth Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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This report is for the information of shareholders of the John Hancock
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objectives and operating policies.

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